As filed with the Securities and Exchange Commission on April 16, 2021

Registration No. 33-96668

811-09092

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒

PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO. 39	☒

AND/OR

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 41	☒

(Check appropriate box or boxes)

FIRST EAGLE VARIABLE FUNDS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas
New York, NY 10105
(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (212) 698-3000

Sheelyn Michael
First Eagle Variable Funds
1345 Avenue of the Americas
New York, NY 10105
(Name and address of agent for service)

Copy To:
Nathan J. Greene, Esq.

Sidley Austin LLP
787 Seventh Avenue
New York, NY 10019

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)

☒	On April 30, 2021 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

Title of Securities Being Registered:
First Eagle Overseas Variable Fund—Common Stock

Prospectus	April 30, 2021

Overseas Variable Fund

Ticker | FEOVX

Advised by First Eagle Investment Management, LLC

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

Thank you for your interest in First Eagle Variable Funds (the “Trust”), managed by First Eagle Investment Management, LLC (“FEIM” or the “Adviser”).

2First Eagle Variable Funds | Prospectus | April 30, 2021

Useful Shareholder Information	Back Cover
First Eagle Variable Funds | Prospectus | April 30, 20213

First Eagle Overseas Variable Fund

Summary Information

Investment Objective

First Eagle Overseas Variable Fund (the “Fund”) seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies.

Fees and Expenses of the Fund

The following information describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. The expenses shown do not reflect charges imposed by variable annuity contracts and variable life insurance policies (collectively “Variable Contracts”) issued by the life insurance companies through which the Fund is offered.

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.75%

Distribution and Service (12b-1) Fees	0.25

Other Expenses*	0.45
Total Annual Operating Expenses	1.45%

*

“Other Expenses” shown generally reflect actual expenses for the Fund for fiscal year ended December 31, 2020. In 2020, the Fund received a voluntary reimbursement by the Adviser for the costs of certain administrative, accounting, operations, compliance and other services performed by the Adviser on behalf of the Fund. After including this reimbursement, total annual operating expenses were 1.38%. Expenses associated with these additional services are typically charged, at least in part, to the Fund, but may not exceed an annual rate of 0.05% of the Fund’s daily average net assets. Expense ratios are subject to change in response to changes in the Fund’s average net assets or for other reasons. A decline in average net assets can be expected to increase the impact of operating expenses.

4First Eagle Variable Funds | Prospectus | April 30, 2021

Overseas Variable Fund  April 30, 2021

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This hypothetical example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that the average annual return is 5% and operating expenses remain the same. The example does not reflect charges imposed by the Variable Contracts and the costs shown in the example would be higher if those charges were reflected.

	1 Year	3 Years	5 Years	10 Years
Sold or Held	$148	$459	$792	$1,735

Portfolio Turnover Rate

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account (which would typically not be the case for a Variable Contract). These costs, which are not reflected in Annual Fund Operating Expenses or in the Example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12.37% of the average value of its portfolio.

Principal Investment Strategies

To achieve its objective, under normal circumstances the Fund will invest primarily in equities, including common and preferred stocks, warrants or other similar rights to purchase a company’s securities, and convertible securities, issued by non-U.S. companies. The Fund may invest in securities traded in mature markets (for example, Japan, Germany and France) and in countries whose economies are still developing (sometimes called “emerging markets”). The Fund particularly seeks companies that have financial strength and stability, strong management and fundamental value (“fundamental value” is a term commonly used by value investors to refer to their estimate of the value an educated buyer would place on a company as a whole). Normally, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in foreign securities (including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts) and “counts” relevant derivative positions towards this “80% of assets” allocation, and in doing so, values each position at the price at which it is held on the Fund’s books (generally market price). The Fund may invest up to 20% of its total assets in debt instruments (e.g., notes and bonds). Investment decisions for the Fund are made without regard to the capitalization (size) of the companies in which it invests. The Fund may invest in any size company, including large, medium and smaller companies. The Fund may invest in debt instruments (without regard to credit rating or time to maturity), including short-term debt instruments, gold and other precious metals, and futures contracts related to precious metals.

Although the Fund shares a similar name and investment objective to First Eagle Overseas Fund (a portfolio of the First Eagle Funds family), the two do not apply identical investment strategies.

First Eagle Variable Funds | Prospectus | April 30, 20215

Summary Information about the Overseas Variable Fund

Principal Investment Risks

As with any mutual fund investment, you may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. An investment in the Fund is not intended to be a complete investment program.

Principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

•

Market Risk — The value and liquidity of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. Markets can be volatile, and values of individual securities and other investments at times may decline significantly and rapidly. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate volatility. Rapid changes in value or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the value or time of its choosing and can result in losses.

•

Equity Risk — The value of the Fund’s portfolio holdings may fluctuate in response to the risk that the prices of equity securities, including common stock, rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Equity securities generally have greater price volatility than debt securities.

•

Preferred Stock Risk — The Fund may invest in preferred stock. Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline.

•

Warrants Risk — The Fund may invest in warrants. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments.

•

Convertible Security Risk — Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer’s operating results, financial condition, credit rating and changes in interest rates and other general economic, industry and market conditions.

•

Foreign Investment Risk — The Fund invests in foreign investments (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)). Foreign investments, which can be denominated in any applicable foreign currency, are susceptible to less politically, economically and socially stable environments, foreign currency and exchange rate changes, and adverse changes to government regulations. The risks may be more pronounced with respect to investments in emerging markets. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs, GDRs and EDRs continue to be subject to many of the risks associated with investing directly in foreign investments.

•

Geographic Investment Risk — To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. While the Fund reserves the right to dynamically allocate its assets across countries and regions, listed below are some of the geographies in which the Fund has made significant investments as of the date of this Prospectus. Currently, a substantial portion of the companies in which the Fund invests are domiciled in Europe and Japan, although the operations of such companies may take place in other countries.

European Risk — The Fund’s investments may subject it to the risks associated with investing in the European markets, including the risks associated with the United Kingdom’s exit from the European Union (“Brexit”). Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. Further, political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings.

Japan Risk — The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability, which could negatively affect the Fund. Japan has also experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity, which also could negatively affect the Fund.
6First Eagle Variable Funds | Prospectus | April 30, 2021

Overseas Variable Fund  April 30, 2021

•

Emerging Market Risk — When the Fund invests in emerging market securities (generally meaning those associated with less developed markets), the Fund may be exposed to market, credit, currency, liquidity, legal, political, technical and other risks different from, and generally greater than, the risks of investing in developed markets. Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

•

Small and Medium-Size Company Risk — The Fund may invest in small and medium-size companies, the securities of which can be more volatile in price than those of larger companies. Positions in smaller companies, especially when the Fund is a large holder of a small company’s securities, also may be more difficult or expensive to trade. The Fund considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion.

•

Large-Size Company Risk — The Fund may invest in larger, more established companies, the securities of which may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The Fund considers large companies to be companies with market capitalizations of $10 billion or greater.

•

Credit and Interest Rate Risk — The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. The Fund may invest in debt instruments that are rated below investment grade, commonly known as “high yield” or “junk” bonds, which are considered speculative, and carry a higher risk of default. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. A debt instrument’s “duration” is a way of measuring a debt instrument’s sensitivity to a potential change in interest rates. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Generally, debt instruments with long maturities and low coupons have the longest durations. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate the risk that borrowers will not be able to make payments of interest and principal when due. In addition, with historically low interest rates in the United States and abroad, there is risk of significant future rate moves and related economic and market impacts.

•	Changes in Debt Ratings Risk — If a rating agency gives a debt instrument a lower rating, the value of the instrument may decline because investors may demand a higher rate of return.
•

Gold Risk — The Fund may invest in both physical gold and the securities of companies in the gold mining sector. Prices of gold-related issues are susceptible to changes in U.S. and foreign regulatory policies, taxes, currencies, mining laws, inflation, and various other market conditions. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets.

•

Derivatives Risk — Futures contracts or other “derivatives,” including hedging strategies and currency forwards, present risks related to their significant price volatility and risk of default by the counterparty to the contract. To date, derivatives have been used mainly under a hedging program intended to reduce the impact of foreign exchange rate changes on the Fund’s value. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying securities or financial index.

•

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to that of the U.S. dollar and affect the Fund’s investments in non-U.S. currencies or securities that trade in and receive revenue in non-U.S. currencies.

•

Value Investment Strategy Risk — An investment made at a perceived “margin of safety” or “discount to intrinsic or fundamental value” can trade at prices substantially lower than when an investment is made, so that any perceived “margin of safety” or “discount to value” is no guarantee against loss. “Value” investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more

First Eagle Variable Funds | Prospectus | April 30, 20217

Summary Information about the Overseas Variable Fund

“growth” oriented. In such an event, the Fund’s investment returns would be expected to lag relative to returns associated with more growth-oriented investment strategies. Investing in or having exposure to “value” securities presents the risk that such securities may never reach what the Adviser believes are their full market values.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

For more information on the risks of investing in the Fund, please see the More Information about the Fund’s Investments section.

Investment Results

The following information provides an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. As with all mutual funds, past performance is not an indication of future performance (before or after taxes).

The following information discloses returns on a before-tax basis. After-tax returns depend on an individual investor’s tax situation and are generally not relevant for investors who hold shares in tax-deferred arrangements, including most Variable Contracts.

Updated performance information is available by calling 800.747.2008.

8First Eagle Variable Funds | Prospectus | April 30, 2021

Overseas Variable Fund  April 30, 2021

The following bar chart and table assume reinvestment of dividends and distributions and do not reflect any sales charges. If sales charges were included, the returns would be lower.

Calendar Year Total Returns

Best Quarter*		Worst Quarter*
Second Quarter 2020	12.54%	First Quarter 2020	-17.90%

*	For the period presented in the bar chart above.

Average Annual Total Returns as of December 31, 2020

	1 Year	5 Years	10 Years

First Eagle Overseas Variable Fund*	6.85%	6.22%	5.18%

MSCI EAFE Index (reflects no deduction for fees or expenses, but reflects net of withholding taxes)	7.82%	7.45%	5.51%

*	Performance data quoted herein does not reflect charges imposed by Variable Contracts issued by the life insurance companies through which the Fund is offered. If those account-level fees and expenses were reflected, performance would be lower.

First Eagle Variable Funds | Prospectus | April 30, 20219

Summary Information about the Overseas Variable Fund

Our Management Team

First Eagle Investment Management, LLC serves as the Fund’s Adviser.

Matthew McLennan and Kimball Brooker, Jr. have served as the Fund’s portfolio managers since September 2008 and April 2011, respectively.

How to Purchase Shares

Shares of the Fund are offered for purchase by separate accounts of insurance companies for the purpose of serving as an investment medium for Variable Contracts. See the About Your Investment—How to Purchase Shares section for more information.

Tax Information

The Fund expects that any distributions to Variable Contract investors will be exempt from current federal income taxation to the extent such distributions accumulate in a Variable Contract. For a discussion of the tax consequences of Variable Contracts, please refer to the Prospectus offered by the participating insurance company.

Payments to Insurance Companies and other Financial Intermediaries

If you purchase shares of the Fund through an insurance company or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend one Variable Contract over another or be a factor in an insurance company’s decision to include the Fund as an underlying investment option in its Variable Contract. Ask your sales person or visit your insurance company’s or other financial intermediary’s website for more information. See the About Your Investment—Distribution and/or Shareholder Services Expenses section for more information.

10First Eagle Variable Funds | Prospectus | April 30, 2021

Overseas Variable Fund  April 30, 2021

More Information about the Fund’s Investments

Investment Objective and Strategies of the Fund

The Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies.

In seeking to achieve this objective, the Fund may invest in securities traded in mature markets and in countries whose economies are still developing. The Fund particularly seeks companies that have financial strength and stability, strong management and fundamental value. Normally, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in foreign securities (including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts). The Fund may invest up to 20% of its total assets in debt instruments (e.g., notes and bonds). Investment decisions for the Fund are made without regard to the capitalization (size) of the companies in which it invests. The Fund may invest in any size company, including large, medium and smaller companies. The Fund may invest in debt instruments (without regard to credit rating or time to maturity), including short-term debt instruments, gold and other precious metals and futures contracts related to precious metals.

Although the Fund shares a similar name and investment objective to First Eagle Overseas Fund (a portfolio of the First Eagle Funds family), the two do not apply identical investment strategies.

Change in Investment Objective — Although no change is anticipated, the investment objective of the Fund can be changed without shareholder approval. Shareholders will be notified a minimum of 60 days in advance of any change in investment objective or of any change in the Fund’s “80% of assets” investment policy.

Principal Investment Risks

Some of the principal investment risks of the Fund are described below in greater detail than in the Fund Summary at the beginning of this Prospectus. Other investment risks and practices also apply and are described in the Statement of Additional Information, which is available on request (see back cover).

Market Risk — All securities may be subject to adverse market trends. The value and liquidity of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or stock or bond markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. Markets can be volatile, and values of individual securities and other investments at times may decline significantly and rapidly. This may cause the Fund’s portfolio to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate such volatility and may continue to negatively affect the value and liquidity of individual securities, national economies and global markets generally. Rapid changes in value or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the value or time of its choosing and can result in losses.

Equity Risk — The value of the Fund’s portfolio holdings may fluctuate in response to the risk that the prices of equity securities, including common stock, rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction of the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s

First Eagle Variable Funds | Prospectus | April 30, 202111

More Information about the Fund’s Investments

products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock. Equity securities generally have greater volatility than debt securities.

Preferred Stock Risk — Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stock usually does not require the issuer to pay dividends and may permit the issuer to defer dividend payments. Deferred dividend payments could have adverse tax consequences for the Fund and may cause the preferred stock to lose substantial value.

Warrants Risk — Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments. They have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. If a warrant held by the Fund is not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant or right.

Convertible Security Risk — The Fund may be susceptible to convertible security risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer’s operating results, financial condition, and credit rating and changes in interest rates and other general economic, industry and market conditions. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable non-convertible securities. They may be less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

Foreign Investment Risk — Foreign investments, which can be denominated in any applicable foreign currency, involve certain inherent risks that are different from those of domestic investments, including political or economic instability of the issuer or the country of issue, less government supervision and regulation of foreign securities exchanges, changes in foreign currency and exchange rates, less public information about foreign companies, greater price fluctuations, and the possibility of adverse changes in investment or exchange control regulations. Currency fluctuations may also affect the net asset value of the Fund irrespective of the performance of the underlying investments in foreign issuers (see “Currency Risk” below). Foreign governments can also levy confiscatory taxes, expropriate assets and limit repatriations of assets. These risks may be more pronounced with respect to investments in emerging markets, as described below. As a result of these and other factors, foreign securities may be subject to greater price fluctuation than securities of U.S. companies. American Depositary Receipts (“ADRs”) are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. The Fund may invest in unsponsored depositary receipts, which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs thereof, and the depositaries of unsponsored depositary receipts frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information to the market and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Geographic Investment Risk — To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by

12First Eagle Variable Funds | Prospectus | April 30, 2021

Overseas Variable Fund  April 30, 2021

events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility. Currently, a substantial portion of the companies in which the Fund invests are domiciled in Europe and Japan, although the operations of such companies may take place in other countries.

European Risk — The Fund’s investments may subject it to the risks associated with investing in the European markets, including the risks associated with the United Kingdom’s (“UK”) exit from the European Union. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties, increasing the risk of investing in the European markets. Pursuant to an agreement setting out the terms on which the UK may leave the European Union (“Brexit”), the UK formally withdrew from the EU, effective January 31, 2020, and entered into a transition period (the “Transition Period”). The Transition Period ended on December 31, 2020. During the Transition Period, certain transitional arrangements were in effect, such that the UK continued to be treated, in most respects, as if it were still a member of the EU, and generally remained subject to EU law. On December 24, 2020, the EU and the UK reached an agreement in principle on the terms of certain agreements and declarations governing the ongoing relationship between the EU and the UK, including the EU-UK Trade and Cooperation Agreement (the “Agreement”). The Agreement is limited in its scope primarily to the trade of goods, transport, energy links and fishing, and uncertainties remain relating to certain aspects of the UK’s future economic, trading and legal relationships with the EU and with other countries. The actual or potential consequences of Brexit, and the associated uncertainty, could adversely affect economic and market conditions in the UK, in the EU and its member states and elsewhere, and could contribute to instability in global financial markets. The impact of such events on the Fund is difficult to predict but they may adversely affect the return on the Fund and its investments. There may be detrimental implications for the value of certain of the Fund’s investments, their ability to enter into transactions or to value or realize such investments or otherwise to implement its investment program. It is possible that certain of the Fund’s investments may need to be restructured to enable the Fund’s objectives to be pursued fully. This may increase costs or make it more difficult for the Fund to pursue its investment objectives. To the extent the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries. Further, political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings.

Japan Risk — The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability. The Japanese yen has fluctuated widely during recent periods and may be affected by currency volatility elsewhere in Asia, especially Southeast Asia. In addition, the yen has had a history of unpredictable and volatile movements against the U.S. dollar. The performance of the global economy could have a major impact upon equity returns in Japan. Since the mid-2000s, Japan’s economic growth has remained relatively low. A recent economic recession was likely compounded by an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major issues facing the Japanese economy. Japan has also experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity. These and other factors could negatively affect the Fund’s performance.

Emerging Market Risk — To the extent the Fund invests in emerging market securities, the Fund may be exposed to market, credit, currency, liquidity, legal, political, technical and other risks different from, and generally greater than, the risks of investing in developed markets. Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to that of the U.S. dollar

First Eagle Variable Funds | Prospectus | April 30, 202113

More Information about the Fund’s Investments

and affect the Fund’s non-U.S. currencies or securities that trade in and receive revenue in non-U.S. currencies. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad. In addition, foreign government exchange controls and restrictions on repatriation of currency can result in losses to the Fund if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges the Fund has entered into to be rendered useless, resulting in the Fund having full currency exposure while incurring transaction costs.

Small and Medium-Size Company Risk — In addition to investments in larger companies, the Fund may invest in smaller and medium-size companies, which historically have been more volatile in price than larger company securities, especially over the short term. Positions in smaller companies, especially when the Fund is a large holder of a small company’s securities, also may be more difficult or expensive to trade. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. The Fund considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion.

Large-Size Company Risk — The Fund may in invest in larger, more established companies, the securities of which may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Larger companies are generally more mature than smaller companies. They also may have fewer new market opportunities for their products or services, may focus resources on maintaining their market share, and may be unable to respond quickly to new competitive challenges. As a result, the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small and medium-size companies, especially during extended periods of economic expansion. The Fund considers large companies to be companies with market capitalizations of $10 billion or greater.

Credit and Interest Rate Risk — All debt obligations, such as bonds, are subject to credit risk and interest rate risk. The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. The Fund may invest in debt instruments that are below investment grade, commonly known as “high yield” or “junk” bonds, which are considered speculative, and carry a higher risk of default. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. A debt instrument’s “duration” is a way of measuring a debt instrument’s sensitivity to a potential change in interest rates. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Generally, debt instruments with long maturities and low coupons have the longest durations. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. For example, if a debt instrument has a duration of three years and interest rates increase (decrease) by 1%, then the value of that debt instrument would be expected to decline (increase) by approximately 3%. The Fund may face a heightened level of interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or raises rates. A rising interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions and extended durations (i.e., extension risk). A low interest rate environment may prevent the Fund from providing a positive yield. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate the risk that borrowers will not be able to make payments of interest and principal when due. When interest rates fall, the Fund may also face prepayment risk, meaning that an obligor will pay certain obligations more quickly than originally expected, and the Fund may have to invest the proceeds in securities with lower yields. In addition, with historically low interest rates in the United States and abroad, there is risk of significant future rate moves and related economic and market impacts. The rapid development and fluidity of these or other events may affect the economies of many nations, individual companies and the global markets, including liquidity and volatility, in ways that cannot necessarily be foreseen at the present time.

Changes in Debt Rating — Investments can be subject to the risk of downgrade by a ratings agency. Ratings downgrades generally affect the value of the downgraded security and are likely to result in both decreased demand for the security and an investor expectation of a higher rate of return on the security.

14First Eagle Variable Funds | Prospectus | April 30, 2021

Overseas Variable Fund  April 30, 2021

Gold Risk — The Fund may invest in gold and gold-related issues, and may also invest in assets of other precious metals-related issues (e.g., silver). The Fund is therefore susceptible to specific political and economic risks affecting the price of gold and other precious metals (e.g., silver) including changes in U.S. and foreign regulatory policies, tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of the Fund’s investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets. Other factors that may affect the prices of gold, precious metals and securities related to them include changes in industrial and commercial demand for gold and precious metals. Although the risks related to investing in gold and other precious metals (e.g., silver) directly (as the Fund is authorized to do) are similar to those of investing in precious metal finance and operating companies, as just described, there are additional considerations, including custody and transaction costs that may be higher than those involving securities. Moreover, holding such metals results in no income being derived from such holding, unlike certain securities which may pay dividends or make other current payments. Although the Fund has contractual protections with respect to the credit risk of its custodian, precious metals in physical form (even in a segregated account) involve the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. In addition, income derived from trading in gold and certain contracts and derivatives relating to gold may result in negative tax consequences. Finally, although not currently anticipated, if such metals in the future were held in a book account, it would involve risks of the credit of the party holding them.

Derivatives Risk — Futures contracts or other “derivatives,” including hedging strategies, present risks related to their significant price volatility and risk of default by the counterparty to the contract. Derivatives are subject to counterparty risk, which is the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. Changing conditions in a particular market area, such as those experienced in the subprime and non-agency mortgage market over recent years, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty. If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss, which could also lead to an increase in redemptions of Fund shares. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund was unable to liquidate its position because of an illiquid secondary market. The market for some derivatives is, or suddenly can become, illiquid, especially in times of financial stress. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The price volatility of futures contracts has been historically greater than that of traditional securities such as stocks and bonds. The value of certain futures contracts may fluctuate in response to changes in interest rates, currency exchange rates, commodity prices or other changes. Therefore, the assets of the Fund, and the prices of Fund shares, may be subject to greater volatility. The risks associated with the Fund’s use of futures contracts include: (i) market conditions that may not always create a liquid secondary market for a futures contract and, as a result, the Fund may be unable to close out its futures contracts at a time which is advantageous; (ii) the risk that losses caused by sudden, unanticipated market movements may be potentially unlimited; (iii) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (v) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times.

Value Investment Strategy Risk — An investment strategy that employs a “value” approach may pose a risk to the Fund that such investment strategy may not be successfully achieved. An investment made at a perceived “margin of safety” or “discount to intrinsic or fundamental value” can trade at prices substantially lower than when an investment is made, so that any perceived “margin of safety” or “discount to value” is no guarantee against loss. “Value” investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more “growth” oriented. In such an event, the Fund’s investment returns would be expected to lag relative to returns associated with more growth-oriented investment strategies. Investing in or having exposure to “value” securities presents the risk that such securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value.

First Eagle Variable Funds | Prospectus | April 30, 202115

More Information about the Fund’s Investments

Defensive Investment Strategies

The Fund has the flexibility to respond promptly to changes in market and economic conditions. For example, a defensive strategy may be warranted during periods of unfavorable market or economic conditions, including periods of market turbulence or periods when prevailing market valuations are higher than those deemed attractive under the investment criteria generally applied on behalf of the Fund. Under a defensive strategy, the Fund may hold cash and/or invest up to 100% of its assets in high quality debt instruments or money market instruments of U.S. or foreign issuers. In such a case, the Fund may not be able to pursue, and may not achieve, its investment objective. It is impossible to predict whether, when or for how long the Fund will employ defensive strategies.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to disclosure of its portfolio securities is available in the Fund’s Statement of Additional Information, which is available on request (see back cover).

Fund Index

The Average Annual Total Returns table earlier in this Prospectus illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the MSCI EAFE Index. The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of companies from 21 developed market countries, excluding the United States and Canada. One cannot invest directly in an index.

16First Eagle Variable Funds | Prospectus | April 30, 2021

Overseas Variable Fund  April 30, 2021

Fund Management

The Adviser

The Adviser of the Fund is First Eagle Investment Management, LLC, a subsidiary of First Eagle Holdings, Inc. (“FE Holdings”). Based in New York City since 1937, FE Holdings, formerly Arnhold and S. Bleichroeder Holdings, Inc., traces its heritage to the German banking house Gebr. Arnhold, founded in Dresden in 1864. A controlling interest in FE Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership (“BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company (“BCP CC Holdings GP”), is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”). BCP VI and Corsair IV are indirectly controlled by The Blackstone Group Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in FE Holdings and the Adviser through BCP CC Holdings. The Adviser offers a variety of investment management services. In addition to the Fund, its clients include the First Eagle Funds, other pooled vehicles, corporations, foundations, major retirement plans and high net worth individuals. As of January 31, 2021, the Adviser had over $86 billion under management. The Adviser’s address is 1345 Avenue of the Americas, New York, NY 10105.

Matthew McLennan and Kimball Brooker, Jr. manage the Fund. The professional backgrounds of Messrs. McLennan and Brooker follow.

Matthew McLennan is Head of the First Eagle Global Value Team. Mr. McLennan joined the Adviser in September 2008 after having held various senior positions with Goldman Sachs Asset Management in London and New York. While at his predecessor firm for over fourteen years, Mr. McLennan was Chief Investment Officer of a London based investment team from 2003 to 2008 where he was responsible for managing a focused value-oriented global equity product and held positions from 1994 to 2003 that included portfolio management and investment analyst responsibilities for small-cap and mid-cap value equity portfolios.

Kimball Brooker, Jr. has managed the Fund with Mr. McLennan since April 2011. Mr. Brooker joined the Adviser in January 2009 and serves as a member of the First Eagle Global Value analyst team. For the three years prior to that, Mr. Brooker was Chief Investment Officer of Corsair Capital.

Additional information regarding these portfolio managers’ compensation, other accounts managed by them and their ownership of securities in the Fund is available in the Statement of Additional Information. The portfolio managers are supported in their duties by a team of investment professionals employed by the Adviser, and certain background information regarding these investment professionals is also available in the Statement of Additional Information.

Pursuant to an advisory agreement with the Trust, the Adviser is responsible for the management of the Fund’s portfolio. In return for its investment management services, the Fund pays the Adviser a fee at the annual rate of the average daily value of the Fund’s net assets as follows:

Management Fee
First Eagle Overseas Variable Fund	0.75%

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and in accordance with its agreement with the Fund, the Fund reimburses the Adviser for costs (including personnel, related overhead and other costs) related to those services. These reimbursements may not exceed an annual rate of 0.05% of the value of the Fund’s average daily net assets, and they comprise a portion, and sometimes a substantial portion, of the Fund’s “Other Expenses” in the fees and expenses table of this Prospectus.

Approval of Advisory Agreement

A discussion regarding the basis of the Fund’s Board of Trustees’ (“Board of Trustees”) approval of the Advisory Agreement between the Fund and the Adviser is available in the Annual or Semi-Annual Report to shareholders for the financial reporting period in which the Advisory Agreement was acted upon by the Board of Trustees.

First Eagle Variable Funds | Prospectus | April 30, 202117

About Your Investment

Investing requires a plan. Whether you invest on your own or use the services of a financial professional, you should create a strategy designed to meet your short-and long-term financial goals.

How to Purchase Shares

Shares of the Fund are offered for purchase by separate accounts of insurance companies for the purpose of serving as an investment medium for Variable Contracts. Shares of the Fund are sold at their net asset value (without a sales charge) next computed after a receipt of a purchase order by an insurance company whose separate account invests in the Fund. These insurance companies also may impose certain handling charges in connection with transactions in Fund shares and may have particular requirements relating to processing transactions. For information on how to purchase shares (and details relating to any such handling charges or other processing requirements), please refer to the Prospectus of the participating insurance company.

Shares of the Fund are sold to insurance company separate accounts funding Variable Contracts and may be sold to insurance companies that are not affiliated. The Trust currently does not foresee any disadvantages to Variable Contract owners arising from offering the Fund’s shares to separate accounts of unaffiliated insurers, or separate accounts funding Variable Contracts. However, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various Variable Contracts participating in the Fund might at some time be in conflict. The Board of Trustees and insurance companies whose separate accounts invest in the Fund are required to monitor events in order to identify any material conflicts between Variable Contract owners, and between separate accounts of unaffiliated insurers. The Board of Trustees will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investment in the Fund. This could force the Fund to sell securities at disadvantageous prices.

The Trust and FEF Distributors, LLC (“FEF Distributors” or the “Distributor”), the Fund’s principal underwriter (and a subsidiary of the Adviser), each reserve the right to refuse any order for purchase of shares and to cancel any purchase for any reason it deems appropriate. Any such cancellation, other than for nonpayment or to correct certain administrative errors, will be effected within two business days of when the insurance company receives the purchase order as the Fund’s agent.

Anti-Money Laundering Compliance

The Trust, the Distributor and the insurance companies issuing the Variable Contracts are required to comply with various anti-money laundering laws and regulations. Consequently, additional information regarding your identity and source of funds may be required of you. If the information submitted does not provide for adequate identity verification, you may not be able to establish an account with your insurance company or that account may be closed at the then-current net asset value. Similarly, suspicious account activity or account information matching that on government lists of suspicious persons may prevent establishment of an account or may require “freezing” an account, reporting to governmental agencies or other financial institutions or the transfer of account assets to governmental agencies. In some circumstances, the law may not permit notification to the affected account holder of these actions.

How Fund Share Prices Are Calculated

The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. Net asset value for purchase or sale orders which are received by the Fund on any business day before the close of regular trading on the NYSE will be calculated as of that same day. If the purchase or sale request is received on a business day after the close of regular trading on the NYSE, or on a non-business day (weekend or financial market holiday), net asset value will be calculated as of the close of regular trading on the next business day. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its total liabilities, by the total number of shares outstanding at the time of such computation. Because the Fund may invest in securities listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the Fund’s share value may change on days when shareholders will not be able to purchase or redeem shares.

The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or when market prices have been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s net asset value is calculated, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees.

18First Eagle Variable Funds | Prospectus | April 30, 2021

Overseas Variable Fund  April 30, 2021

Additionally, trading foreign equity securities on most foreign markets is completed before the close of trading in U.S. markets. The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. The fair value pricing utilizes factors provided by an independent pricing service. The values assigned to the Fund’s foreign holdings therefore may differ on occasion from reported market values. The Board of Trustees and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund than relying solely on reported market values.

The Distributor may authorize certain intermediaries to receive on its behalf purchase and redemption orders. In turn, these parties may designate other intermediaries to receive purchase and redemption orders on the Distributor’s behalf. Orders for shares received by the Fund’s transfer agent, DST Systems Inc. (“DST”) or any of these authorized or designated intermediaries prior to the close of trading on the NYSE will be processed based on that day’s net asset value determined as of the close of trading on the NYSE that day. If an order is received by DST or an authorized or designated intermediary after the close of the NYSE, it will be priced the next day the NYSE is open for trading.

Distribution and/or Shareholder Services Expenses

The Fund’s shares are offered, in states and countries in which such offer is lawful, to investors either through insurance companies or other financial intermediaries.

To help support the costs of selling the Fund’s shares and ongoing services to shareholder accounts, the Fund has adopted a Distribution Plan and Agreement (the “Plan”) under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund will pay the Distributor a monthly distribution-related fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets.

Because these fees are paid from the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in the Fund and ultimately may cost more than paying other types of sales charges. Any distribution-related (Rule 12b-1) fee may be used in whole or in part to finance distribution activities, including sales compensation, and/or shareholder account liaison and servicing activities.

Under the Plan, the Fund is authorized to make payments to the Distributor for payment to an insurance company that is the issuer of a Variable Contract invested in shares of the Fund in order to pay or reimburse such insurance company for distribution and shareholder servicing-related expenses incurred or paid by such insurance company. The Distributor or its affiliates take on distribution expenses to the extent that they are not covered by payments under the Plan. Any distribution expenses incurred by the Distributor or its affiliates in any fiscal year of the Fund that are not reimbursed from payments accumulated during such fiscal year will not be carried over for payment in any subsequent year.

The Plan may be terminated without a penalty payment by the vote of the holders of a majority of the outstanding voting securities of the Fund.

Insurance companies perform services for the Fund that otherwise could be handled by DST. These services may include preparing and distributing client statements, tax reporting, order-processing and client relations. As a result, these insurance companies may charge fees (sometimes called “sub-transfer agency fees” or “sub-accounting fees”) to the Fund for these services. The Fund may pay for such services outside of a Rule 12b-1 Plan (meaning in addition to or instead of as Rule 12b-1 fees) so long as such compensation does not exceed certain limits set from time to time by the Board of Trustees in consultation with management. Arrangements may involve a dollar per-account fee, an asset-based fee, transaction or other charges, cost reimbursement, or, in some cases, a combination of these inputs.

Sub-transfer agency fees can comprise a substantial portion of the Fund’s ongoing expenses. While the Adviser and the Distributor consider sub-transfer agency fees to be payments for services rendered, they represent an additional business relationship between these insurance companies and the Fund that often results, at least in part, from past or present sales of Fund shares by the insurance companies or their affiliates. The Distributor, the Adviser or an affiliate may make additional payments to insurance companies for these and other services, and their payments may be based on the same or other methods of calculation. See Revenue Sharing below.

Revenue Sharing

The Distributor, Adviser or an affiliate may make cash payments from its (or their) own resources to insurance companies or their representatives for various reasons. These payments, often referred to as “revenue sharing,” may support the delivery of services to the Fund or to shareholders in the Fund, including transaction processing and sub-accounting services.

These payments also may serve as an incentive to sell Fund shares or to promote shareholder retention. As such, the payments may go to firms providing various marketing support or other promotional services relating to the Fund, including advertising and sales meetings, as well as inclusion of the Fund in various promotional and sales programs. Marketing support services also may include business planning assistance, educating

First Eagle Variable Funds | Prospectus | April 30, 202119

About Your Investment

insurance company personnel about the Fund and shareholder financial planning assistance.

Revenue sharing payments may include any portion of the sub-transfer agency fees (described in the preceding section) that exceed the limits for those fees established by the Board of Trustees in consultation with management and which, accordingly, the Fund does not pay. They also may include any other payment requirement of an insurance company or another third-party intermediary. All such payments are paid by the Distributor, the Adviser or an affiliate of either out of its (or their) own resources. Such payments are in addition to any sub-transfer agency fees and Rule 12b-1 payments described elsewhere in this Prospectus. Revenue sharing payments may be structured, among other means, as: (i) a percentage of sales; (ii) a percentage of net assets; (iii) a flat fee per transaction; (iv) a fixed dollar amount; or (v) some combination of any of these. In many cases, revenue sharing arrangements may be viewed as encouraging sales activity or retention of assets in the Fund. Generally, any revenue sharing or similar payments are requested by the party receiving them, often as a condition of distribution, but are subject to negotiation as to their structure and scope.

The Distributor, Adviser or an affiliate also may pay from its (or their) own resources for travel and other expenses, including lodging, entertainment and meals, incurred by insurance companies or their representatives related to diligence or for attending informational meetings in which insurance company representatives meet with the Fund’s investment professionals. The Distributor, Adviser or an affiliate also may pay for costs of organizing and holding such meetings and also may make payments to or on behalf of insurance companies or their representatives for other types of events, including pre-approved conferences, seminars or training programs (and payments for travel, lodging, etc.), and may provide certain small gifts and/or entertainment as permitted by applicable rules. The Distributor, the Adviser or an affiliate also may pay fixed fees for the listing of the Fund on an insurance company’s or its representatives’ system. This compensation is not included in, and is made in addition to, the compensation described in the preceding paragraph.

A shareholder or prospective Variable Contract investor should be aware that revenue sharing arrangements or other payments to intermediaries could create incentives on the part of the parties receiving the payments to more positively consider the Fund relative to mutual funds either not making payments of this nature or making smaller such payments. A shareholder or prospective Variable Contract investor with questions regarding revenue sharing or other such payments may obtain more details by contacting his or her financial intermediary directly. The Fund’s Statement of Additional Information includes more details on the revenue sharing payments in respect of the Fund.

Short-Term Trading Policies

The Fund is not a vehicle for frequent traders. Frequent trading (including exchanging) of Fund shares, also known as “market timing,” may increase Fund transaction and administration costs and otherwise negatively affect the Fund’s investment program, possibly diluting the Fund’s value to its longer-term investors. For example, short-term investments moving in and out of the Fund may (i) prompt otherwise unnecessary purchases and sales of portfolio securities, thus increasing brokerage costs; (ii) affect the level of cash held by the Fund over time; (iii) affect taxable gains and losses realized by the Fund; or (iv) distract a portfolio manager from the Fund’s longer-term investment strategy. While no minimum holding period has been set, the Fund monitors shareholder trading patterns to seek to identify inappropriate short-term trading.

The Fund also may deem individual contract holders to be potential short-term traders (and subject to trading suspensions or account closures without advance notice) based on information unrelated to the specific trades in an investor’s account. For example, the Fund may obtain information linking an account to an account previously suspended or closed for inappropriate trading. In addition, a reliable third party may report short-term trading concerns regarding a particular account to the Fund. The Fund cannot guarantee to identify or prevent every instance of inappropriate trading. Nonetheless, pursuant to procedures overseen by the Board of Trustees, the Fund’s guiding principle is trading deemed not in the interests of longer-term Fund shareholders will be actively deterred and, when possible, prevented.

The Fund depends on cooperation from the insurance company sponsors of the Variable Contracts in reviewing individual contract holder trading activity, which limits the Fund’s ability to monitor and discourage such trading at that level. If the Fund is unable to identify and prevent inappropriate trading (either on its own or in cooperation with the insurance company sponsors), the adverse effects described above will be more likely to occur. The Fund does not have any arrangements intended to permit trading in contravention of the policies described in this paragraph and applies these policies uniformly as to any instances of identified inappropriate trading. The Fund may modify the short-term trading policies at any time.

Information Regarding State Escheatment Laws

Mutual fund accounts can be considered abandoned property. States increasingly are looking at inactive mutual fund accounts as possible abandoned or unclaimed property. Under certain circumstances, the Fund may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. The Fund will not be liable to investors or their representatives for good faith compliance

20First Eagle Variable Funds | Prospectus | April 30, 2021

Overseas Variable Fund  April 30, 2021

with state unclaimed or abandoned property (escheatment) laws. If you invest in the Fund through an insurance company or other financial intermediary (such as a bank), we encourage you to contact the insurance company or financial intermediary regarding applicable state escheatment laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a mutual fund account may be subject to “escheatment” (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or contacted the fund for an “inactivity period” as specified in applicable state laws. If the Fund is unable to establish contact with an investor, the Fund will determine whether the investor’s account must legally be considered abandoned and whether the assets in the account must be transferred to the appropriate state’s unclaimed property administrator. Typically an investor’s last known address of record determines the state that has jurisdiction.

Information on Dividends, Distributions and Taxes

It is the policy of the Fund to make yearly distributions of net investment income and net realized capital gains, if any. Unless a shareholder elects otherwise, ordinary income dividends and capital gains distributions will be reinvested in additional shares of the Fund at net asset value per share calculated as of the payment date. The Fund pays ordinary income dividends and capital gains distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the net asset value per share of the Fund will be reduced by the amount of such payment.

The Fund intends to qualify and has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify, the Fund must meet certain income, diversification and distribution requirements. As a regulated investment company, the Fund generally will not be subject to U.S. federal income or excise taxes on ordinary income and capital gains distributed to shareholders within applicable time limits, although foreign-source income received by the Fund may be subject to foreign withholding taxes.

The Fund also intends to comply with the diversification regulations under Section 817(h) of the Code. These diversification requirements, which are in addition to the diversification requirements set forth in Subchapter M of the Code, place certain limitations on the assets of a Variable Contract that may be invested in the securities of a single issuer or a certain number of issuers. Because Section 817(h) of the Code and the related Treasury Regulations thereunder treat the assets of the Fund as the assets of the Variable Contract, the Fund will satisfy these requirements to assist the Variable Contracts in complying with these requirements. If the Fund failed to satisfy these requirements, a variable annuity or variable life insurance product supported by a Variable Contract investing in the Fund may not be eligible for treatment as an annuity or as life insurance for U.S. federal income tax purposes, and would no longer be eligible for tax deferral. Generally, the Fund will diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate issuer.

Foreign governments may withhold taxes on dividends and interest earned by the Fund with respect to foreign securities. Foreign governments also may impose taxes on other payments or gains with respect to foreign securities.

The Fund expects that any distributions to Variable Contract investors will be exempt from current federal income taxation to the extent such distributions accumulate in a variable annuity contract or variable life insurance policy. For a discussion of the tax consequences of variable annuity contracts or variable life insurance policies, please refer to the Prospectus offered by the participating insurance company.

Tax issues can be complicated. Please consult your tax adviser about federal, state, or local tax consequences or with any other tax questions you may have.

Contractual Arrangements

The Fund is party to contractual arrangements with various parties who provide services to the Fund, including the Adviser, the Distributor, the custodian, and the transfer agent, among others. Fund shareholders are not parties to, or intended (“third party”) beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual investor or group of investors any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund.

Also, while this Prospectus and the Statement of Additional Information describe pertinent information about the Trust and the Fund, neither this Prospectus nor the Statement of Additional Information represents a contract between the Trust or the Fund and any shareholder or any other party.

First Eagle Variable Funds | Prospectus | April 30, 202121

First Eagle Overseas Variable Fund

Financial Highlights

The Financial Highlights Table is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The Financial Highlights Table was derived from the Fund’s financial statements, which were audited by PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017-6204. The report of PricewaterhouseCoopers LLP for the Fund’s fiscal year ended December 31, 2020, together with the Fund’s financial statements, are contained in the annual report for the Fund for that period and are incorporated by reference in the Statement of Additional Information. The annual report and the Statement of Additional Information are available upon request.

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Per share operating performance*

		Investment operation			Less dividends and distributions

Selected per share data for the year ended:	Net assets value, beginning of year	Net investment income	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Total distributions

December 31, 2020	$25.75	0.18	1.55	1.73	(0.69)	(1.21)	(1.90)
December 31, 2019	$22.77	0.28	3.67	3.95	(0.08)	(0.89)	(0.97)
December 31, 2018	$27.71	0.26	(3.16)	(2.90)	(0.60)	(1.44)	(2.04)
December 31, 2017	$25.43	0.15	3.55	3.70	(0.31)	(1.11)	(1.42)
December 31, 2016	$24.81	0.16	1.12	1.28	(0.15)	(0.51)	(0.66)

				Ratio/Supplemental data

				Ratios to Average Net Assets of:

Selected per share data for the year ended:	Net assets value, end of period	Total Return(a)	Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers	Operating expenses including earnings credits and/or fee waivers	Net investment income excluding earnings credits and/or fee waivers	Net investment income including earnings credits and/or fee waivers	Portfolio turnover rate

December 31, 2020	$25.58	6.85%	$323,318	1.45%	1.38%	0.68%	0.75%	12.37%
December 31, 2019	$25.75	17.38%	$341,317	1.39%	1.35%	1.10%	1.14%	6.98%
December 31, 2018	$22.77	(10.55)%	$342,656	1.36%	1.34%	0.93%	0.96%	13.39%
December 31, 2017	$27.71	14.58%	$428,501	1.36%	1.36%	0.53%	0.53%	9.20%
December 31, 2016	$25.43	5.17%	$439,983	1.30%	1.30%	0.60%	0.60%	6.44%

*	Per share amounts have been calculated using the average shares method.
(a)

Performance data quoted herein does not reflect charges imposed by variable annuity contracts and variable life insurance policies issued by the life insurance companies through which the Fund is offered. If those account-level fees and expenses were reflected, performance would be lower.

22First Eagle Variable Funds | Prospectus | April 30, 2021

Useful Shareholder Information

The Fund’s Statement of Additional Information (“SAI”) and shareholder reports are not available on the First Eagle Funds’ website, as such information is typically provided by the insurance companies.

How to Obtain Our Shareholder Reports

You will be sent copies of the Fund’s annual and semi-annual reports on a regular basis once you become a shareholder. These reports also are available to you without charge from your participating insurance company. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The annual report also contains financial statements of the Fund, which were audited by the Fund’s independent accountants.

How to Obtain Our Statement of Additional Information

The SAI is incorporated by reference in this Prospectus and includes additional information about the Fund. The SAI is available to you without charge from your participating insurance company. In addition, you may visit the Securities and Exchange Commission’s (“SEC’s”) website (www.sec.gov) to view the SAI and other information. Also, you can obtain copies of the SAI, after paying a duplicating fee, by e-mailing: publicinfo@sec.gov.

Distributor FEF Distributors, LLC 1345 Avenue of the Americas New York, NY 10105	Investment Adviser First Eagle Investment Management, LLC 1345 Avenue of the Americas New York, NY 10105

How to Reach First Eagle Variable Funds
Send all shareholder inquiries and requests for other information to:
First Eagle Variable Funds
1345 Avenue of the Americas
New York, NY 10105
You can contact us by telephone at 800.747.2008
For information on transactions and how to purchase
shares, please refer to the Prospectus of the participating insurance company.

Investment Company Act File Number: 811-09092

First Eagle Investment Management, LLC 1345 Avenue of the Americas, New York, NY 10105-0048 800.334.2143 www.feim.com/individual-investors

STATEMENT OF ADDITIONAL INFORMATION

First Eagle Overseas Variable Fund
A Series of First Eagle Variable Funds

April 30, 2021

1345 Avenue of the Americas
New York, NY 10105
(212) 698-3300

First Eagle Investment Management, LLC
1345 Avenue of the Americas
New York, NY 10105
Investment Adviser

FEF Distributors, LLC
1345 Avenue of the Americas
New York, NY 10105
Distributor

This Statement of Additional Information provides information about First Eagle Overseas Variable Fund (the “Fund”), a separate portfolio of First Eagle Variable Funds (the “Trust”), an open-end management investment company, which information is in addition to that contained in the Prospectus of the Fund dated April 30, 2021. This Statement of Additional Information is not a prospectus. It relates to and should be read in conjunction with the Prospectus of the Fund, a copy of which can be obtained by calling the Trust at (800) 747-2008.

Certain disclosures, including the Fund’s financial statements and the notes thereto, have been incorporated by reference into this Statement of Additional Information from the Trust’s annual reports. For a free copy of the annual report, please call (800) 747-2008.

ORGANIZATION OF THE FUND

First Eagle Overseas Variable Fund (the “Fund”) is a separate portfolio of First Eagle Variable Funds (the “Trust”), an open-end management investment company that was originally incorporated under the laws of Maryland in September 1995. The shareholders of the Trust approved the reorganization of the Fund as a Delaware statutory trust, effective April 2004. Prior to the reorganization, the Trust operated under the names “First Eagle SoGen Variable Funds, Inc.” and (prior to December 31, 1999) “SoGen Variable Funds, Inc.” The Fund is “diversified” within the meaning of Securities and Exchange Commission (the “SEC”) regulations. This generally means that the Fund may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The Trust’s investment adviser is First Eagle Investment Management, LLC (“FEIM” or the “Adviser”), a registered investment adviser. The Trust’s principal underwriter is FEF Distributors, LLC (“FEF Distributors” or the “Distributor”), a registered broker-dealer located in New York. FEIM is a subsidiary of First Eagle Holdings, Inc. (“FE Holdings”), a privately owned holding company organized under the laws of Delaware.

Pursuant to the laws of Delaware, the Trust’s state of formation, the Board of Trustees of the Trust has adopted By-Laws of the Trust that do not require annual meetings of the Fund’s shareholders. The absence of a requirement that the Trust hold annual meetings of the Fund’s shareholders reduces its expenses. Meetings of shareholders will continue to be held when required by the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”) or Delaware law, or when called by the Chairman of the Board of Trustees, the President or shareholders owning 10% of the Fund’s outstanding shares. The cost of any such notice and meeting will be borne by the Fund.

Under the provisions of the Investment Company Act, a vacancy on the Board of Trustees of the Trust may be filled between meetings of the shareholders of the Trust by vote of the Trustees then in office if, immediately after filling such vacancy, at least two-thirds of the Trustees then holding office have been elected to the office of Trustee by the shareholders of the Fund. In the event that at any time less than a majority of the Trustees of the Trust holding office at that time were elected by the shareholders of the Fund, the Board of Trustees or the Chairman of the Board shall, within sixty days, cause a meeting of shareholders to be held for the purpose of electing trustees to fill any vacancies in the Board of Trustees.

The staff of the SEC has advised the Fund that it interprets Section 16(c) of the Investment Company Act, which provides a means for dissident shareholders of common-law trusts to communicate with other shareholders of such trusts and to vote upon the removal of trustees upon the request in writing by the record holders of not less than 10% of the outstanding shares of the trust, to apply to investment companies, such as the Trust, that are organized under Delaware law.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The following information supplements the discussion of the Fund’s investment objectives, policies and restrictions in the Prospectus. Under normal circumstances, the Fund may, but will not necessarily, employ the investment policies and techniques described further below.

Investment Objective and Strategies of the Fund

The Fund, which is a diversified portfolio, seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies. In seeking to achieve this objective, the Fund may invest in securities traded in mature markets (for example, Japan, Germany and France) and in countries whose economies are still developing (sometimes called “emerging markets”). The Fund particularly seeks companies that have financial strength and stability, strong management and fundamental value (“fundamental value” is a term commonly used by value investors to refer to their estimate of the value an educated buyer would place on a company as a whole). Normally, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in foreign securities (including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts) and “counts” relevant derivative positions towards this “80% of assets” allocation, and in doing so, values each position at the price at which it is held on the Fund’s books (generally market price). The Fund may invest up to 20% of its total assets in debt instruments (e.g., notes and bonds). Investment decisions for the Fund are made without regard to the capitalization (size) of the companies in which it invests. The Fund may invest in any size company, including large, medium and smaller companies. The Fund may invest in debt instruments generally without regard to credit rating or time to maturity. The Fund may invest in gold and other precious metals and futures contracts related to precious metals. Although the Fund shares a similar name and investment objective to First Eagle Overseas Fund (a portfolio of the First Eagle Funds family), the two do not apply identical investment strategies.

The Fund has the flexibility to respond promptly to changes in market and economic conditions. For example, a defensive strategy may be warranted during periods of unfavorable market or economic conditions, including periods of market turbulence or periods when prevailing market valuations are higher than those deemed attractive under the investment criteria generally applied on behalf of the Fund. Under a defensive strategy, the Fund may hold cash and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. In such a case, the Fund may not be able to pursue, and may not achieve, its investment objective. It is impossible to predict whether, when or for how long the Fund will employ defensive strategies.

There can be no assurance that the Fund’s stated objective will be realized.

Investment Policies, Techniques and Risks of the Fund

Market Risk and Turmoil. The Fund is subject to market risk. Market risk includes unexpected directional price movements, deviations from historical pricing relationships, changes in the regulatory environment, changes in market volatility, panicked or forced selling of assets and contraction of available credit or other financing sources. The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances. Although globally and among developed countries there has been a relatively stable political environment for decades, there is no guarantee that such stability will be maintained in the future. International policies, relationships and trade agreements, which have generally been perceived as stable or evolving, appear to be much more in flux. Adjustments in major trade relationships have already been met by retaliatory measures from other countries and could cause potential escalation in protectionist behavior leading to a drag on growth prospects as trade and investment and productivity growth are reinforcing and linked. Other drivers of geopolitical, economic and market risk may also come from, among other things, increased political tension on the international stage, substantial slowdown and outright recessions in certain markets, pressure on oil prices, rising corporate leverage, continuous abnormally low global interest rates, structural stresses in the European Union, international terrorist activity and armed conflict and risk of armed conflict in the Middle East, East Asia and elsewhere. Similarly, environmental and public health risks, such as natural disasters, pandemics or epidemics, or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In addition, the expanded influence of social media platforms on the market, combined with the access to low cost retail brokerage, can exacerbate the volatility of particular instruments.

Any of these developments, or the perception that any of these developments are likely to occur or worsen, could have a material adverse effect on economic growth or business activity, result in the relocation of businesses, cause business interruptions, lead to economic recession or depression, and impact the stability of financial markets or financial institutions and the financial and monetary system. The Fund may be affected by these developments in ways that are not foreseeable, and there is a possibility that such developments could have a significant adverse effect on the Fund and its ability to achieve its investment objective.

Market turmoil may negatively affect the Fund’s performance. Such factors may affect the level and volatility of security prices and liquidity of the Fund’s investments. Credit markets may become illiquid, credit spreads may widen and the equity markets may lose substantial value. Such market conditions may cause the Fund to suffer substantial losses and/or implement measures that adversely affect the Fund. Changes in the value of securities may be temporary or may last for extended periods.

Equity Investments. Equity securities may include common stock, private investments in public equities (PIPEs), depositary receipts (see also the discussion under “Foreign Investments”), warrants and hybrid securities (see also the discussion under “Hybrid Investments”). Common stock represents an equity or ownership interest in a company. This interest often gives the Fund the right to vote on measures affecting the company’s organization and operations. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the Adviser believes are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. An individual security may be more volatile, and may perform differently, than the market as a whole.

Warrants may be acquired by the Fund in connection with other securities or separately. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. Warrants may be more speculative than certain other types of investments and entail risks that are not associated with a similar investment in a traditional equity instrument. While warrants are generally considered equity securities, because the value of a warrant is derived, at least in part, from the value of the underlying securities, they may be considered hybrid instruments that have features of both equity securities and derivative instruments. However, there are characteristics of warrants that differ from derivatives, including that the value of a warrant does not necessarily change with the value of the underlying securities. The purchase of warrants involves the risk that the Fund could lose the purchase value of the warrants if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration date because warrants cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants involves the risk that the effective price paid for the warrants added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security. The market for warrants may be very limited and it may be difficult to sell them promptly at an acceptable price.

Hybrid Investments. Hybrid securities may include preferred stock and convertible securities. Preferred stock generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income for dividend payments. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

A convertible security is a bond, debenture, note, preferred stock, or other security or debt obligation that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of, and risks associated with, both equity and fixed income instruments. As such, the value of most convertible securities will vary with changes in the price of, and will be subject to the risks associated with, the underlying common stock. Additionally, convertible securities are also subject to the risk that the issuer may not be able to pay principal or interest when due and the value of the convertible security may change based on the issuer’s credit rating. Because their value can be influenced by many different factors, convertible securities generally have less potential for gain or loss than the underlying common stocks.

A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities and other senior debt obligations of the issuer, but rank senior to common stock in a company’s capital structure. The value of a convertible security is a function of its: (1) yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege; and (2) worth if converted into the underlying common stock. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible only at the option of the holder.

The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities may be issued by smaller companies whose stock prices may be more volatile than larger companies. A convertible security may have a mandatory conversion feature or a call feature that subjects it to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

The market value of all securities, including equity and hybrid securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.

Foreign Investments. The Fund will invest in foreign securities or other types of foreign investments, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. Investing in foreign securities is a principal investment strategy of the Fund. The Fund may invest in securities of foreign issuers directly or in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), or other securities representing underlying shares of foreign issuers as alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted, and there may be imperfect correlation between the market value of depositary receipts and the underlying foreign securities. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global offerings where two securities are issued simultaneously in two markets, usually publicly in non-U.S. markets and privately in the U.S. market. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets, and GDRs are designed for use in the U.S. and European securities markets. The Fund may invest in both “sponsored” and “unsponsored” ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. The ADR holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. Issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADRs. The Fund does not expect to invest more than 5% of its total assets in unsponsored ADRs.

With respect to portfolio securities or other types of foreign investments that are issued by foreign issuers or denominated in foreign currencies, the investment performance of the Fund is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See also the discussion under “Currency Exchange Transactions.”)

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts (or other foreign cash management positions) involve certain risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in the rates of exchange between the U.S. dollar and foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities or other investment products; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; less developed or less efficient trading markets; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign custodial or sub-custodial arrangements. The laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt and the assets of the Fund may be exposed to risk in circumstances where the custodian/sub-custodian will have no liability.

Although the Fund generally seeks to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions or protectionist trade policies, or other adverse political, social or diplomatic developments that could affect investment in these nations. These risks may be more pronounced with respect to investments in emerging markets, as described below. Additionally, economic or other sanctions imposed on the United States by a foreign country, or imposed on a foreign country or issuer by the United States, could impair the Fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities. Sanctions could also affect the value and/or liquidity of a foreign security.

To the extent the Fund invests in emerging market securities, the Fund may be exposed to market, credit, currency, liquidity, legal, political, technical and other risks different from, and generally greater than, the risks of investing in developed markets. Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Investing in the Fund can be an efficient way for an individual to participate in foreign markets, but the cost of investing in foreign markets is higher than the cost of investing in U.S. markets and the expenses of the Fund, including advisory and custody fees, are higher than the expenses of many mutual funds that invest in domestic equities.

Unless specifically noted otherwise, the Adviser will determine an investment’s location based on Bloomberg L.P.’s (“Bloomberg”) determination of the investment’s “country of risk.” The location of commercial paper is determined by the location of the guarantor in the first instance and then “country of risk” as needed. “Country of risk” as defined by Bloomberg can be based on a number of criteria, including an issuer’s country of domicile, the country of the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Currency Exchange Transactions. The Fund may engage in a currency exchange transaction through a forward currency exchange contract (or other cash management position). A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract (“Forward Contract”) (or other cash management position). A Forward Contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. Forward Contracts are usually entered into with banks and broker-dealers, are not exchange traded and are usually for less than one year.

Currency exchange transactions may involve currencies of the different countries in which the Fund may invest, and may serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund’s currency transactions may include transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a Forward Contract (or other cash management position) with respect to specific payables or receivables of the Fund in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a Forward Contract (or other cash management position) with respect to one or more portfolio security position denominated or quoted in a particular currency. The Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. In addition to hedging transactions, the Fund’s currency transactions may include those intended to profit from anticipated currency exchange fluctuations, even if not related to any particular Fund transaction or portfolio position, which can result in losses if such fluctuations do not occur as anticipated.

If the Fund enters into a Forward Contract, the custodian bank will, to the extent required (i.e., to the extent that the Forward Contract is not otherwise covered), segregate liquid assets of the Fund having a value equal to the Fund’s commitment under such Forward Contract (alternatively, the Fund may “earmark” or otherwise record on its books the designation of such liquid assets as collateral). At the maturity of a Forward Contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a Forward Contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in Forward Contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new Forward Contract to sell the currency. Should forward prices decline during the period between the date the Fund enters into a Forward Contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due, including default risk. The value of the debt securities and other instruments held by the Fund fluctuates with the credit quality, or perceived credit quality, of the issuers of those instruments. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the Fund’s share price. The credit quality of a security or instrument can deteriorate suddenly and rapidly, which may negatively impact its liquidity and value. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality and do not protect against a decline of value of a security.

Interest Rate Risk. Fluctuations in interest rates will affect the values of the Fund. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values. Duration is a mathematical calculation of the average life of a fixed-income or preferred security that serves as a measure of the security’s price risk to changes in interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s overall duration. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity. The link between interest rates and debt securities tends to be weaker with lower-rated debt securities than with investment grade debt securities.

Lower-Rated Debt Instruments. The Fund may invest in debt instruments, including lower-rated instruments (i.e., instruments rated BB+ or lower by Standard & Poor’s Corporation (“S&P”) or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), commonly called “junk bonds”) and instruments that are not rated. There are no restrictions as to the ratings of debt securities or other instruments acquired by the Fund or the portion of the Fund’s assets that may be invested in debt securities or other instruments in a particular rating category, except that the Fund will not invest more than 20% of its assets in securities or other instruments rated below investment grade or unrated securities or other instruments considered by the Adviser to be of comparable credit quality. The Adviser may also use internal ratings on unrated securities. A more complete description of the characteristics of bonds in each rating category is included in the appendix to this Statement of Additional Information.

Securities or other instruments rated BBB by S&P or Baa by Moody’s (the lowest investment grade ratings) are considered to be of medium grade and to have speculative characteristics. Debt securities rated below investment grade are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Although lower-rated debt and comparable unrated debt securities may offer higher yields than do higher-rated securities, they generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which lower-rated and unrated debt securities or other instruments are traded are more limited than those in which higher-rated securities are traded. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities or other instruments, especially in a thinly traded market. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling and valuing its portfolio securities. (See “Computation of Net Asset Value”). Analyses of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analyses than would be the case if the Fund were investing in higher-rated securities. Prices of these securities may be subject to extreme price fluctuations.

Lower-rated debt instruments may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower-rated debt securities have been found in some circumstances to be less sensitive to interest rate changes than higher-rated investments, but are generally more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-rated debt securities’ prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. These issuers may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of lower rated bonds, leaving few or no assets available to repay those bond holders. Adverse changes to the issuer’s industry and general economic conditions may have a greater impact on the prices of lower rated securities than on those of other higher rated fixed-income securities. If a rating agency gives a debt instrument a lower rating, the value of the instrument may decline because investors may demand a higher rate of return. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition.

A more complete description of the characteristics of bonds in each rating category is included in the appendix to this Statement of Additional Information.

Defaulted Securities. The Fund may invest in securities or debt of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Such investments involve a substantial degree of risk, are speculative and are subject to many of the risks associated with investments in lower-rated debt instruments. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated may not compensate the Fund adequately for the risks assumed. A wide variety of considerations render the outcome of any investment in a financially distressed company uncertain, and the level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties, is unusually high. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

There is no assurance that the Adviser will correctly evaluate the intrinsic values of the distressed companies in which the Fund may invest. There is also no assurance that the Adviser will correctly evaluate how such value will be distributed among the different classes of creditors, or that the Adviser will have properly assessed the steps and timing thereof in the bankruptcy or liquidation process. Any one or all of such companies may be unsuccessful in their reorganization and their ability to improve their operating performance. Also, such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies. The Fund may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the issuer than is generally assumed by an investor.

This may subject the Fund to litigation risks or prevent the Fund from disposing of securities. In a bankruptcy or other proceeding, the Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of other creditors. While the Fund will attempt to avoid taking the types of actions that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them.

Litigation and Enforcement Risk. Companies involved in significant restructuring tend to involve increased litigation risk, including for investors in these companies. This risk may be greater in the event the Fund takes a large position or is otherwise prominently involved. The expense of defending against (or asserting) claims and paying any amounts pursuant to settlements or judgments would be borne by the Fund (directly if it were directly involved or indirectly in the case of claims by or against an underlying company or settlements or judgments paid by an underlying company). Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation of such owners, and if the Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.

In addition, there have been a number of widely reported instances of violations of securities laws through the misuse of confidential information. Such violations may result in substantial liabilities for damages caused to others, for the disgorgement of profits realized and for penalties. Furthermore, if persons associated with a company in which the Fund invested engages in such violations, the Fund could be exposed to losses.

U.S. Government Securities. Among the types of fixed income securities in which the Fund may invest are United States government obligations. United States government obligations include Treasury Notes, Bonds and Bills which are direct obligations of the United States government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the United States government (“government-sponsored entities”), which may be (i) guaranteed by the United States Treasury, such as the securities of the Government National Mortgage Association, or (ii) supported by the issuer’s right to borrow from the Treasury and backed by the credit of the federal agency or instrumentality itself, such as securities of the Federal Intermediate Land Banks, Federal Land Banks, Bank of Cooperatives, Federal Home Loan Banks, Tennessee Valley Authority and Farmers Home Administration. Although the Fund may hold securities that carry United States government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. In September of 2008, the U.S. Treasury placed under conservatorship two government-sponsored entities, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations. While these entities remain to date under the conservatorship of the FHFA, long-term, continued operation in government-run conservatorships is not sustainable. In addition, the U.S. Treasury entered into purchase agreements with these two entities to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the issuing entity itself, standing alone. In recent periods, the values of U.S. government securities have been affected substantially by increased demand. Increases (or decreases) in demand of such securities may occur at any time and may result in increased volatility in the values of those securities.

Municipal Bonds. Government obligations in which the Fund may invest also include municipal securities, which are obligations, often bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is typically exempt from federal income tax. From time to time, proposals to restrict or eliminate the federal income tax exemption from interest on municipal securities are introduced before Congress. Proposals also may be introduced before state legislatures. If such proposals were enacted, the availability of municipal securities and their value would be affected.

Municipal bonds are generally considered riskier investments than Treasury securities. The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering and the maturity of the obligation and the rating(s) of the issue. Contrary to historical trends, in recent years, the market has encountered downgrades, increased rates of default and lower yields on municipal bonds. This is a product of significant reductions in revenues for many states and municipalities as well as residual effects of a generally weakened economy.

Investment in Other Investment Companies. The Fund may invest in other registered investment companies. For example, certain markets are closed in whole or in part to equity investments by foreigners and may be available for investment solely or primarily through such an investment company. The Fund generally may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company (in each case measured at the time of investment), as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. These restrictions do not apply to certain investment companies known as private investment companies and “qualified purchaser” investment companies (described below under “Private Investment Funds”), nor do these restrictions necessarily apply to affiliated fund of funds arrangements, to investments in money market funds, or to investments in certain exchange-traded funds (as further described below), subject to specialized SEC “exemptive orders” applicable to those exchange-traded funds or rules under the 1940 Act. The SEC has recently adopted changes to the framework governing investments in other registered investment companies, and such new rules could negatively impact the Fund’s ability to invest in other registered investment companies.

Investment in another investment company may involve the payment of a premium above the value of the issuer’s portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Fund does not intend to invest in such an investment company unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own advisory fees and other expenses. To the extent the Fund invests in other registered investment companies, its performance will be affected by the performance of those other registered investment companies.

Forward-Settled, When-Issued or Delayed-Delivery Securities. The Fund may purchase securities on a “forward-settled,” “when-issued” or “delayed-delivery” basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the investment adviser deems it advisable for investment reasons.

At the time the Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated or earmarked on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by the Fund, may increase net asset value fluctuation. Forward-settled, when-issued or delayed-delivery securities are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price and may forgo any gain in the security’s price.

Securities purchased on a forward-settled, when-issued or delayed-delivery basis are recorded as assets on the day following the purchase and are marked-to-market daily. The Fund will not invest more than 25% of its assets in forward-settled, when-issued or delayed-delivery securities, does not intend to purchase such securities for speculative purposes and will make commitments to purchase securities on a forward-settled, when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, the Fund reserves the right to sell acquired forward-settled, when-issued or delayed-delivery securities before their settlement dates if deemed advisable.

Exchange-Traded Funds (“ETFs”). The Fund may invest in ETFs. ETFs are investment companies or special purpose trusts that often pursue investment objectives to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange. Most ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”). A creation unit represents a bundle of securities (or other assets) that replicates, or is a representative sample of, the ETF’s holdings and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying holdings. The Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

ETF shares are subject to the same risks as investment companies, as described above. Furthermore, there may be times when the exchange halts trading, in which case the Fund would be unable to sell ETF shares until trading is resumed. In addition, because ETFs often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. ETFs tracking the return of a particular commodity (e.g. gold or oil) are exposed to the volatility and other financial risks relating to commodities investments.

Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments, because many ETFs are passively managed, could expose investors in ETFs to unknown risks.

Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, typically for purposes such as financing current operations. Issuers generally do not register their commercial paper with the SEC. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some unregistered commercial paper normally is deemed illiquid, the Adviser may in certain cases determine that such paper is liquid. In some cases, the ratings of commercial paper issuers have been downgraded abruptly, leaving holders with little opportunity to avoid losses.

Bank Obligations. The Fund may invest in bank obligations, which may include bank certificates of deposit, time deposits or bankers’ acceptances. Certificates of deposit and time deposits are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Additionally, the Fund may invest in bank loans. These investments potentially expose the Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. The market for bank loans may be illiquid and the Fund may have difficulty selling them, especially leveraged loans, which can be difficult to value. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. At times, the Fund may decline to receive non-public information relating to loans, which could disadvantage the Fund relative to other investors. (See “Loans” below.)

Repurchase Agreements. The Fund may purchase securities and concurrently enter into “repurchase agreements.” A repurchase agreement typically involves a purchase of an investment contract from a selling financial institution such as a bank or broker-dealer, which contract is fully secured by government obligations or other debt securities. The agreement provides that the purchaser will sell the underlying securities back to the institution at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the purchase, which is unrelated to the coupon rate or maturity of the purchased security.

In the event of the bankruptcy or insolvency of the financial institution, the purchaser may be delayed in selling the collateral underlying the repurchase agreement. Further, the law is unsettled regarding the rights of the purchaser if the financial institution which is a party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code. Repurchase agreements of greater than seven days maturity may be deemed to be illiquid.

Loans. The Fund may purchase or sell loans or other direct debt instruments, including loan participations and interests in credit facilities of various types. Investing directly in loans or other direct debt instruments exposes the Fund to various risks similar to those borne by a creditor. Such risks include the risk of default, the risk of delayed repayment, and the risk of inadequate collateral. Investments in loans are also less liquid than investments in publicly traded securities and carry less legal protections in the event of fraud or misrepresentation. Unlike debt instruments that are securities, investments in loans are not regulated by federal securities laws or the SEC. In addition, loan participations involve a risk of insolvency by the lending bank or other financial intermediary. To the extent the Fund invests in a credit facility or other loan commitment under which the lender is obligated to lend monies to the borrower over time or on demand, the Fund could be subject to continuing calls on its assets by the borrower for the duration of the commitment period.

Corporate loans in which the Fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loans purchased by the Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at an unattractive price. The Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the Adviser believes are attractive arise.

Bank loans in which the Fund may invest include senior secured and unsecured floating rate loans of corporations, partnerships, or other entities. These investments potentially expose the Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. Even investments in secured loans present risk, as there is no assurance that the collateral securing the loan will be sufficient to satisfy the loan obligation. Transactions involving bank loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments. While the Fund maintains access to a line of credit with a financial institution for short-term credit needs, the sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans. In some instances, other accounts managed by the Adviser or an affiliate may hold other securities issued by borrowers whose loans may be held in the Fund’s portfolio.

With respect to its management of investments in bank loans, the Adviser may seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the Fund or held in the Fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. The Adviser’s decision not to receive Confidential Information may place the Adviser at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the Fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, the Adviser’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that the Adviser’s decision not to receive Confidential Information could adversely affect the Fund’s investment performance.

The Adviser may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the Fund’s portfolio. Possession of such information may in some instances occur despite the Adviser’s efforts to avoid such possession, but in other instances the Adviser may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the Adviser’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on the Adviser’s ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the Adviser or an affiliate may hold other securities issued by borrowers whose loans may be held in the Fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in the Fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, the Adviser may owe conflicting fiduciary duties to the Fund and other client accounts. The Adviser will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the Adviser’s client accounts collectively held only a single category of the issuer’s securities.

Arbitrage Transactions. The Fund also may engage in arbitrage transactions involving near contemporaneous purchase of securities on one market and sale of those securities on another market to take advantage of pricing differences between markets. The Fund will incur a gain to the extent that proceeds exceed costs and a loss to the extent that costs exceed proceeds. The risk of an arbitrage transaction, therefore, is that the Fund may not be able to sell securities subject to an arbitrage at prices exceeding the costs of purchasing those securities. The Fund will attempt to limit that risk by effecting arbitrage transactions only when the prices of the securities are confirmed in advance of the trade. Unanticipated delays in an arbitrage transaction could cause the Fund to lose money.

Structured Notes. The Fund may invest in structured notes, the value of which is linked to currencies, interest rates, other commodities, indices or other financial indicators. Structured securities differ from other types of securities in which the Fund may invest in several respects. For example, the coupon dividend and/or redemption amount at maturity may be increased or decreased depending on changes in the value of the underlying instrument.

Investment in structured securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the redemption amount may decrease as a result of changes in the price of the underlying instrument. Further, in the case of certain structured securities, the coupon and/or dividend may be reduced to zero, and any further declines in the value of the underlying instrument may then reduce the redemption amount payable on maturity. Finally, structured securities may be more volatile than the price of the underlying instrument. (See “Tax Status”).

Restricted and Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, which generally includes any security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. A security may be “illiquid” for various reasons, including, but not limited to, that it may be subject to legal or contractual restrictions on resale (“restricted securities”), or that the trading market or exchange on which such security is traded is closed for an extended period of time. Illiquid securities may be priced at fair value as determined in good faith by the Board of Trustees. Restricted securities that are not illiquid (generally as determined under the analysis in the next paragraph) will not be subject to the 15% limit. Generally, restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the “1933 Act”). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Unanticipated episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemptions. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction on investing in illiquid securities. A determination as to whether a Rule 144A (or similarly restricted) security is liquid is a factual issue requiring an evaluation of a number of factors. In making this determination, which would be made only if consistent with the liquidity risk management program described above, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of the security. Investing in Rule 144A (or similarly restricted) securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if other qualified buyers are unwilling to purchase such securities.

The market for lower-quality debt instruments, including junk bonds, is generally less liquid than the market for higher-quality debt securities, and at times it may become difficult to sell lower-quality debt securities. While no risk management program can be fail-safe, in accordance with Rule 22e-4 under the Investment Company Act the Fund has adopted and implemented a written liquidity risk management program, under the supervision of the Board of Trustees of the Trust, that is believed to be reasonably designed to assess and manage the Fund’s liquidity risk.

Private Investment Funds. The Fund may invest to a limited extent in private investment funds. Such funds are not registered under the Investment Company Act and are therefore not subject to the extensive regulatory requirements it imposes. Private investment funds typically do not disclose the contents of their portfolios, which may make it difficult for the Fund to independently verify the value of an investment in a private investment fund. In addition, the Fund may not be able to withdraw an investment in a private investment fund except at certain designated times, presenting the risk that the Fund would not be able to withdraw from a private investment fund as soon as desired, especially during periods of volatility in markets in which such a private investment fund invests. Investments in private investment funds may be subject to the Fund’s limitations on investments in “illiquid securities,” as described immediately above. To the extent the Fund invests in private investment funds, its performance will be affected by the performance of those private investment funds.

Derivative Transactions. The Fund may invest in options, futures and swaps and related products which are often referred to as “derivatives.” The use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments such as stocks and bonds. Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid. Derivatives may have varying degrees of volatility at different times, or under different market conditions, and may perform in unanticipated ways.

Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative, and the reference asset may not perform as anticipated. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives.

The Fund may enter into interest rate, credit default, currency, equity, fixed income and index swaps and the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, for investment purposes, to deploy cash or to protect against any increase in the price of securities it anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential between them. An index swap is an agreement to swap cash flows on a notional amount based on changes in values of the reference indices. For example, the Fund may agree to swap the return generated from one fixed income index for the return generated by a second fixed income index. Swaps may be used in conjunction with other derivative instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars.” A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The Fund may enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities under the Investment Company Act, the Fund will maintain required collateral in a segregated account consisting of liquid assets (alternatively, the Fund may “earmark” or otherwise record on its books the designation of such liquid assets as collateral) in accordance with applicable SEC or SEC staff guidance. The segregation or earmarking of these assets will have the effect of limiting the investment adviser’s ability otherwise to invest those assets and segregated assets are not available to meet redemptions.

Effective late 2022, longstanding regulatory guidance governing use of derivatives by mutual funds will be withdrawn and superseded by new Rule 18f-4 under the Investment Company Act. The rule is accompanied by a new set of conditions and interpretations that will need to be assessed for the Fund in light of the Fund’s existing practices and stated investment restrictions. Once implemented, the rule could limit the Fund’s ability to use derivatives in support of its investment strategies and may make derivatives more costly, or may otherwise adversely affect their liquidity, value or performance. Whether those changes will materially impact the Fund is not known at this time.

Special Risks of Over-the-Counter Derivative Transactions. Over-the-Counter (“OTC”) derivative transactions differ from exchange-traded derivative transactions in several respects. OTC derivatives are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC derivative pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments may ultimately require the clearing and exchange-trading of many OTC derivative instruments that the Commodity Futures Trading Commission (“CFTC”) and the SEC defined as “swaps,” including non-deliverable foreign exchange forwards, OTC foreign exchange options and swaptions. To date, certain interest rate swaps and credit default swaps are already subject to such requirements. Mandatory exchange trading and clearing requirements have been phased-in based on type of market participant and CFTC approval of contracts for central clearing. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

As OTC derivatives are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. An OTC derivative may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered derivative transaction and cannot voluntarily terminate the derivative, the Fund will not be able to sell the underlying security until the derivative expires or is exercised or different cover is substituted. The Fund intends to enter into OTC derivative transactions only with dealers which agree to, and which are expected to be capable of, entering into derivative closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC derivative at any time prior to expiration.

Options Transactions. Certain transactions in options on securities and on stock indices may be useful in limiting the Fund’s investment risk and augmenting its investment return. However, the amount (if any) of the Fund’s assets that will be involved in options transactions is anticipated to be small relative to the Fund’s total assets. Accordingly, it is expected that only a relatively small portion of the Fund’s investment return will be attributable to transactions in options on securities and on stock indices. The Fund may invest in options transactions involving options on securities and on stock indices that are traded on U.S. and foreign exchanges or in the OTC markets.

A call option is a contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the equity security or debt instrument underlying the option at a specified exercise price at any time during the term of the option. With respect to a call option on a stock index, the purchaser is entitled to receive cash if the underlying stock index rises sufficiently above its level at the time the option was purchased. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying equity security or debt instrument against payment of the exercise price. With respect to a call option on a stock index, the writer has the obligation to deliver cash if the underlying index rises sufficiently above its level when the option was purchased.

A put option gives the purchaser, in return for a premium, the right to sell the underlying equity security or debt instrument at a specified exercise price during the term of the option. With respect to a put option on a stock index, the purchaser is entitled to receive cash if the underlying index falls sufficiently below its level at the time the option was purchased. The writer of the put, who receives the premium, has the obligation to buy the underlying equity security or debt instrument upon exercise at the exercise price. With respect to a put option on a stock index, the writer has the obligation to deliver cash if the underlying index falls sufficiently below its level when the option was purchased. The price of an option will reflect, among other things, the relationship of the exercise price to the market price of the underlying financial instrument or index, the price volatility of the underlying financial instrument or index, the remaining term of the option, supply and demand of such options and interest rates.

One purpose of purchasing call options is to hedge against an increase in the price of securities that the Fund ultimately intends to buy. Hedge protection is provided during the life of the call because the Fund, as the holder of the call, is able to buy the underlying security at the exercise price, and, in the case of a call on a stock index, is entitled to receive cash if the underlying index rises sufficiently. However, if the value of a security underlying a call option or the general market or a market sector does not rise sufficiently when the Fund has purchased a call option on the underlying instrument, that option may result in a loss.

Securities and options exchanges have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that the Fund, other mutual funds advised by the Adviser and other clients of the Adviser may be considered such a group. Position limits may restrict the Fund’s ability to purchase or sell options on particular securities and on stock indices.

Covered Option Writing. The Fund may write “covered” call options on equity securities or debt instruments and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if the Fund holds, on a share-for-share basis, either the underlying shares or a call on or similar right to acquire the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian). A put option is “covered” if the Fund maintains cash, Treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity security or debt instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian. Alternatively, a call or put option is covered if the Fund “earmarks” or otherwise records on its books the designation of such liquid assets as collateral. One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In the case of a securities call, the writer receives the premium, but has given up the opportunity for profit from a price increase in the underlying security above the exercise price during the option period. In the case of a stock index call, the writer receives the premium, but is obligated to deliver cash if the underlying index rises sufficiently during the option period. Conversely, the put option writer has, in the form of the premium, gained a profit as long as the price of the underlying security or stock index remains above the exercise price, but has assumed an obligation to purchase the underlying security at the exercise price from or deliver cash to the buyer of the put option during the option period. Other “coverage” arrangements also may be used as permitted by applicable law.

Another reason for writing options is to hedge against a moderate decline in the value of securities owned by the Fund in the case of a call option, or a moderate increase in the value of securities the Fund intends to purchase in the case of a put option. If a covered option written by the Fund expires unexercised, it will realize income equal to the amount of the premium it received for the option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by the Fund, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This “opportunity cost” may be partially or wholly offset by the premium received for the covered call written by the Fund.

Options on Stock Market Indices. The Fund may write “covered” call options on broadly based stock market indices. When the Fund writes a call option on a stock market index, it will segregate or put into escrow with its custodian any combination of cash, cash equivalents or “qualified securities” with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is an equity security which is listed on a securities exchange or on the NASDAQ against which the Fund has not written a call option and which has not been hedged by the sale of stock index futures. Other “coverage” arrangements also may be used as permitted by applicable law.

Index prices may be distorted if trading in certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to the Fund.

If the Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where it would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which the Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

Futures and Options on Futures. The Fund may utilize futures contracts and options on futures. These transactions may be effected on securities exchanges or in the OTC market. When purchased OTC, the Fund bears the risk that the counterparty to the contract will be unable or unwilling to perform its obligations. These contracts may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. Engaging in these types of transactions is a specialized activity and involves risk of loss. In addition, engaging in these types of transactions may increase the volatility of returns, because they commonly involve significant “built in” leverage and can be entered into with relatively small “margin” commitments relative to the resulting investment exposure. Futures contracts and similar “derivative” instruments are also subject to the risk of default by the counterparties to the contracts.

The Fund may enter into futures contracts in U.S. markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than U.S. markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits realized could be eliminated by adverse changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on U.S. exchanges and those that are not. Unlike trading on U.S. commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. Successful use of futures also is subject to the investment adviser’s ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Positions of the SEC and its staff may require the Fund to segregate or earmark liquid assets in connection with its options and futures transactions in an amount generally equal to the value of the underlying option or commodity. The segregation or earmarking of these assets will have the effect of limiting the investment adviser’s ability otherwise to invest those assets. Futures and related options transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. As a general matter, the Adviser intends to conduct the operations of the Fund in compliance with CFTC Rule 4.5 under the Commodity Exchange Act of 1974, as amended, in order to avoid regulation by the CFTC as a commodity pool operator with respect to the Fund. The Rule 4.5 exemption limits (i) the ability of the Fund to trade in specified “commodity interests” (generally, futures, options on futures, certain foreign exchange transactions, and many swaps) beyond levels approved by the CFTC as de minimis and (ii) the ability of the Fund to market itself as providing investment exposure to such instruments. The regulatory requirements could change at any time and additional regulations could also be adopted, which may adversely affect the Fund.

Commodities and Commodity Contracts. The Fund may purchase or sell such precious metals as gold or silver directly or may invest in precious metal commodity contracts and options on such contracts (metals are considered “commodities” under the federal commodities laws). Investing in precious metals in this manner carries risks, as described below under “Gold and other Precious Metals.” The Fund also may invest in instruments related to precious metals and other commodities, including structured notes, securities of precious metal finance and operating companies.

Gold and other Precious Metals. The Fund may invest in gold and gold-related issues, including ETFs that hold gold or track the price of gold and other precious-metal related issues (e.g., silver). The Fund is therefore susceptible to specific political and other risks affecting the price of gold and other precious metals. The price of gold has been subject to substantial upward and downward price movements over short periods of time and may be affected by economic cycles, resource availability, increased competition, changes in U.S. and foreign regulatory policies, unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances, or trade or currency restrictions between countries and world inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing or dealing in gold. Other factors that may affect the prices of gold, precious metals and securities related to them include changes in industrial and commercial demand for gold and precious metals. Accordingly, the value of the Fund’s investments in such securities also may be affected.

In addition to investing in precious metal finance and operating companies, the Fund may also invest directly in precious metals (such as gold, silver, platinum and palladium bullion) or purchase or sell contracts for their future delivery (“futures contracts,” the risks of which are described above under “Futures and Options on Futures”). The risks related to investing in precious metals directly are similar to those of investing in precious metal finance and operating companies, as described in the Fund’s Prospectus. Moreover, the risks of investing in other precious metals are similar to gold but are not the same. For example, the market for other precious metals (e.g., silver) may be more affected by commercial demand than broader changes in domestic and foreign policy or economic policies more generally. There are, however, additional considerations related to such direct precious metal investments, including custody and transaction costs that may be higher than those involving securities. In addition, storage, insurance, allaying and custody charges for other precious metals, among other costs, may be greater than the costs associated with direct investments in gold when measured on a unit of value basis. Moreover, holding precious metals, whether in physical form or book account, results in no income being derived from such holding, unlike securities which may pay dividends or make other current payments. The income derived from trading in precious metals and certain contracts and derivatives relating to precious metals must be closely monitored to avoid potentially negative tax consequences. The Fund may invest in one or more special-purpose, wholly-owned subsidiaries formed to invest directly or indirectly in gold (and to a limited extent other precious metals and commodities). Although the Fund has contractual protections with respect to the credit risk of its custodian, precious metals held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. Finally, although not currently anticipated, if precious metals in the future were held in book account, it would involve risks of the credit of the party holding the precious metal.

Market Liquidity and Counterparty Credit Risks. While the Fund is subject to limitations on its holdings of illiquid securities (see “Restricted and Illiquid Securities” above), the Fund may experience periods of limited liquidity, or a complete lack of liquidity, of certain of its investments, which may cause the Fund to retain investments longer than anticipated or to dispose of assets at a value that is less than anticipated. Recent years witnessed a liquidity and credit crisis of historic proportions that had a domino effect on financial markets and participants worldwide. While instruments correlated to the residential mortgage market were affected first, ultimately market participants holding a broad range of securities, other financial instruments and commodities and commodities contracts were forced to liquidate investments, often at deeply discounted prices, in order to satisfy margin calls (i.e., repay debt), shore up their cash reserves, or for other reasons. Market shifts of this nature may cause unexpectedly rapid losses in the value of the Fund’s positions. It is uncertain how long any liquidity or credit crisis will continue. Among other effects, the turmoil has led certain brokers and other lenders at times to be unwilling or less willing to finance new investments or to only offer financing for investments on less favorable terms than had been prevailing in the recent past. Although the U.S. Federal Reserve Bank, European Central Bank, and other countries’ central banks have injected significant liquidity into markets and otherwise made significant funds, guarantees, and other accommodations available to certain financial institutions, elevated levels of market stress and volatility and impaired liquidity, funding, and credit persist. Market shifts of this nature may cause unexpectedly rapid losses in the value of the Fund’s positions. It is uncertain how long any liquidity or credit crisis will continue.

Credit risk includes the risk that a counterparty or an issuer of securities or other financial instruments will be unable to meet its contractual obligations and fail to deliver, pay for, or otherwise perform a transaction. Credit risk is incurred when the Fund engages in principal-to-principal transactions outside of regulated exchanges, as well as in transactions on certain exchanges that operate without a clearinghouse or similar credit risk-shifting structure. Recently, several prominent financial market participants have failed or nearly failed to perform their contractual obligations when due — creating a period of great uncertainty in the financial markets, government intervention in certain markets and in certain failing institutions, severe credit and liquidity contractions, early terminations of transactions and related arrangements, and suspended and failed payments and deliveries.

Substantial Ownership Positions. The Fund may accumulate substantial positions in the securities or even gain control of individual companies. At times, the Fund also may seek the right to designate one or more persons to serve on the boards of directors of companies in which they invest. The designation of directors and any other exercise of management or control could expose the assets of the Fund to claims by the underlying company, its security holders and its creditors. Under these circumstances, the Fund might be named as a defendant in a lawsuit or regulatory action. The outcome of such disputes, which may affect the value of the Fund’s positions, may be difficult to anticipate and the possibility of successful claims against the Fund that would require the payout of Fund assets to the claimant(s) cannot be precluded. Substantial ownership positions also may be more difficult or expensive to liquidate. At times regulatory or company-specific requirements may limit or block trading in a company’s securities by those deemed to be company “insiders” (officers, directors and certain large shareholders). These limitations may or may not be related to the possession of a company’s material non-public information.

Real Estate and Real Estate Investment Trusts. The Fund may invest in both real estate and real estate investment trusts (“REITs”) (but subject to limits on direct real estate investing by the Fund as set out in the Fund’s fundamental investment restrictions). REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies, REITs are not subject to U.S. federal tax on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code of 1986, as amended (the “Code”). REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the Investment Company Act. The Fund’s investments in REITs present certain further risks that are unique and in addition to the risks associated with investing directly in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include U.S. long-term healthcare properties, such as nursing, retirement and assisted living homes, may be impacted by U.S. federal regulations concerning the healthcare industry.

The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

Cyber Security and Information Technology Risk. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate their net asset values, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

The Fund and its service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Fund and its service providers are potentially susceptible to operational and information security risks resulting from a cyber attack as the Fund is highly dependent upon the effective operation of its computer systems and that of their business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber attacks affecting the Fund’s service providers may adversely affect the Fund and its shareholders. For instance, cyber attacks may interfere with the processing of Fund transactions, including the processing of orders, impact the Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject the Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the Fund invests, which may cause the Fund’s investments to lose value. The Fund may also incur additional costs for cyber security risk management in the future. Although the Fund and its service providers have adopted security procedures to minimize the risk of a cyber attack, there can be no assurance that the Fund or its service providers will avoid losses affecting the Fund due to cyber attacks or information security breaches in the future.

Brexit. The United Kingdom (“UK”) ceased to be a member of the EU on January 31, 2020 (“Brexit”). During a prescribed period (the “Transition Period”), certain transitional arrangements were in effect, such that the UK continued to be treated, in most respects, as if it were still a member of the EU, and generally remained subject to EU law. The Transition Period ended on December 31, 2020. On December 24, 2020, the EU and the UK reached an agreement in principle on the terms of certain agreements and declarations governing the ongoing relationship between the EU and the UK, including the EU-UK Trade and Cooperation Agreement (the “Agreement”). The Agreement is limited in its scope primarily to the trade of goods, transport, energy links and fishing, and uncertainties remain relating to certain aspects of the UK’s future economic, trading and legal relationships with the EU and with other countries. The actual or potential consequences of Brexit, and the associated uncertainty, could adversely affect economic and market conditions in the UK, in the EU and its member states and elsewhere, and could contribute to instability in global financial markets.

The impact of such events on the Fund is difficult to predict but they may adversely affect the return on the Fund and its investments. There may be detrimental implications for the value of the Fund’s investments, its ability to enter into transactions or to value or realize such investments or otherwise to implement their investment programs. It is possible that the Fund’s investments may need to be restructured to enable the Fund’s objectives to be pursued fully. This may increase costs or make it more difficult for the Fund to pursue its investment objectives.

LIBOR. Many financial instruments may be tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by December 31, 2021. For U.S. dollar LIBOR, however, the relevant date may be deferred to June 30, 2023 for the most common tenors (overnight and one, three, six and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023 (instead of December 31, 2021, as previously expected), apparently based on continued rate submissions from banks. The FCA and other regulators have stated that they welcome the LIBOR administrator’s action. An extension to 2023 would mean that many legacy U.S. dollar LIBOR contracts would terminate before related LIBOR rates cease to be published. However, the same regulators emphasized that, despite any continued publication of U.S. dollar LIBOR through June 30, 2023, no new contracts using U.S. dollar LIBOR should be entered into after December 31, 2021. Moreover, the LIBOR administrator’s consultation also relates to the LIBOR administrator’s intention to cease publication of non-U.S. dollar LIBOR after December 31, 2021. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, of any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021 or June 30, 2023, depending on the currency and tenor. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or net asset value. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

Recent Market Conditions and Events. Stresses associated with the 2008 financial crisis in the United States and global economies peaked approximately a decade ago. But periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. Additionally, economic or other sanctions imposed on the United States by a foreign country, or imposed on a foreign country or issuer by the United States, could impair the Fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities. Sanctions could also affect the value and/or liquidity of a foreign security. Geopolitical and other risks, including environmental and public health, may also add to instability in world economies and markets generally.

An outbreak of COVID-19 (sometimes referred to as the “coronavirus”) has spread globally. The COVID-19 pandemic has resulted in, among other things, closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, unprecedented levels of high unemployment, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, has affected and may continue to affect the economies of many nations, individual companies and the global markets, including liquidity, in general in ways that cannot necessarily be foreseen at the present time. The impact of COVID-19 and other infectious diseases in developing or emerging market countries may be greater for a variety of reasons. Public health crises, including those caused by COVID-19, may exacerbate pre-existing political, social and economic risks in certain countries. The impact may last for an extended period of time. Governments and central banks have moved to limit the negative economic effects with interventions of unprecedented size and scope and may continue to do so. The impacts of these efforts is uncertain.

Change of Investment Objective

The investment objective of the Fund is not a fundamental policy and, accordingly, may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified a minimum of 60 days in advance of any change in investment objective. Shareholder approval is required to change any policy that is listed as “fundamental” below. Generally, the required shareholder vote is specified by the Investment Company Act as a majority of the Fund’s outstanding voting securities, which means for purposes of the Investment Company Act (A) a vote of 67% or more of the voting securities present at a meeting of shareholders where at least 50% of the total outstanding voting securities are present at the meeting, or (B) a vote of more than 50% of the outstanding voting securities, whichever is less. Portions of the Fund’s fundamental investment restrictions provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Board of Trustees to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

Investment Restrictions

In pursuing its investment objective, the Fund will not:

1.

With respect to 75% of the value of the Fund’s total assets, invest more than 5% of its total assets (valued at time of investment) in securities of any one issuer, except securities issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities, or acquire securities of any one issuer which, at the time of investment, represent more than 10% of the voting securities of the issuer;

2.

Issue senior securities or borrow money except that in exceptional circumstances the Fund may borrow from banks for temporary purposes, provided that such borrowings shall be unsecured and may not exceed 10% of the Fund’s net assets at the time of the borrowing (including the amount borrowed). The Fund will not purchase securities while borrowings exceed 5% of its total assets;

3.	Invest more than 25% of its total assets (valued at time of investment) in securities of companies in any one industry other than U.S. Government Securities;
4.

Make direct loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) buying loans (or portions of them), or other direct debt instruments including loan participations, originated by another party or parties with respect to corporate borrowers, or (c) lending portfolio securities, provided that the Fund may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);*

5.

Underwrite the distribution of securities of other issuers; however, the Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the 1933 Act on the grounds that the Fund could be regarded as an underwriter as defined by the 1933 Act with respect to such resale;

6.

Purchase or sell commodities or commodity contracts, except that it may enter into forward contracts and may sell commodities received by it as distributions on portfolio investments (however, the Fund may purchase or sell precious metals directly and purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws);

7.	Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;
8.	Make margin purchases of securities, except for the use of such short-term credits as are needed for clearance of transactions; or
9.	Sell securities short or maintain a short position, except short sales against-the-box.

Regarding Restriction 1 above, we note that this restriction has the effect of requiring the Fund to diversify its investments across multiple issuers. For purposes of interpreting Restriction 9 above, a short sale against-the-box of a stock is where the seller actually owns the stock. Restrictions 1 through 9 above (except the portions in parentheses) are treated as “fundamental.” In addition, the Fund is subject to a number of restrictions that may be changed by the Board of Trustees without shareholder approval. Under those non-fundamental restrictions, the Fund will not:

a.

Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration or development (for the avoidance of doubt, the Fund may also purchase ETFs that invest in or track the return of commodities);

b.

Invest more than 10% of its net assets (valued at time of investment) in warrants, valued at the lower of cost or market; provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction; or

c.	Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings and investments or in connection with short sales.

Notwithstanding the foregoing investment restrictions, the Fund may purchase securities pursuant to the exercise of subscription rights, provided that such purchase will not result in the Fund’s ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund’s interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Fund’s portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

* The Fund has no present intention of lending its portfolio securities.

Bank custodians of mutual fund assets typically provide short-term credits to settle and clear fund transactions and then can request repayment by selling fund assets as needed. The Fund does not interpret its limitation on secured borrowings (in fundamental restriction 2 above) to restrict these customary and ordinary course trade settlement practices or other borrowings from the custodian or its affiliates that may give rise to claims on Fund assets under contractual or common law terms distinct from the granting of a security interest. Nor is the customary posting of collateral in connection with a currency or derivatives transaction generally considered a form of secured borrowing for this purpose.

Performance

Total Return. From time to time, the Fund advertises its average annual total return. Returns are based on past performance and are not an indication of future performance.

Comparison of Portfolio Performance. From time to time the Trust may discuss in sales literature and advertisements, specific performance grades or rankings or other information as published by recognized mutual fund statistical services, such as Morningstar, Inc. or Lipper Analytical Services, Inc., or by publications of general interest such as Barron’s, Bloomberg Businessweek, Forbes, Fortune, Kiplinger’s Personal Finance, Money, Morningstar Mutual Funds, The Wall Street Journal or Worth. Total return information for the Fund will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Fund offers its shares. Quotations of total return for the Fund will not take into account charges and deductions against any separate accounts to which the Fund shares are sold or charges and deductions against the pertinent variable life insurance and variable annuity contracts (“Variable Contracts”). The Fund’s total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the separate accounts or the Variable Contracts. Criteria associated with the performance grades or rankings may vary widely. Any given performance grade or ranking should not be considered representative of the Fund’s performance for any future period.

Portfolio Turnover. Although the Fund will not make a practice of short-term trading, purchases and sales of portfolio instruments will be made whenever appropriate, in the investment adviser’s view, to achieve the Fund’s investment objective. The rate of portfolio turnover is calculated by dividing the lesser of the cost of purchases or the proceeds from sales of portfolio instruments (excluding short-term U.S. government obligations and other short-term investments) for the particular fiscal year by the monthly average of the value of the portfolio instruments (excluding short-term U.S. government obligations and short-term investments) owned by the Fund during the particular fiscal year. Although higher portfolio turnover rates are likely to result in higher brokerage commissions paid by the Fund, portfolio turnover is not a limiting factor when management deems portfolio changes appropriate to achieve the Fund’s stated objective.

MANAGEMENT OF THE TRUST

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day-to-day operations of the Fund and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust’s Board of Trustees are not “interested persons” as that term is defined in the Investment Company Act.

INDEPENDENT TRUSTEES(1)

Name, Address and Date of Birth	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five (5) Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past 5 Years
Lisa Anderson 1345 Avenue of the Americas New York, New York 10105 (born October 1950)	Trustee	December 2005 to present	Special Lecturer and James T. Shotwell Professor of International Relations Emerita at the Columbia University School of International and Public Affairs; prior to January 2016, President of the American University in Cairo	8

Trustee, First Eagle Funds (7 portfolios); Member Emerita, Human Rights Watch; Member, Advisory Board, School of Public Affairs, Sciences Po (Institute of Political Studies), Paris; Trustee, Hertie School of Governance (Berlin); Trustee, Tufts University; Trustee, Aga Khan University

Candace K. Beinecke 1345 Avenue of the Americas New York, New York 10105 (born November 1946)	Trustee (Chair)	December 1999 to present	Senior Partner, Hughes Hubbard & Reed LLP; prior to April 2017, Chair, Hughes Hubbard & Reed LLP	9

Trustee, First Eagle Funds (Chair) (7 portfolios); Trustee, First Eagle Credit Opportunities Fund (Chair); Board Member, ViacomCBS Inc.; Lead Trustee Vornado Realty Trust; Trustee, Co-Chair, Metropolitan Museum of Art; Trustee, Chairman, The Wallace Foundation; Director, Partnership for New York City

Peter W. Davidson 1345 Avenue of the Americas New York, New York 10105 (born May 1959)	Trustee	December 2019 to present	Chief Executive Officer, Aligned Climate Capital LLC; prior to January 2019, Chief Executive Officer, Aligned Intermediary; prior to June 2015, Executive Director of the Loan Program Office at the U.S. Department of Energy	8

Trustee, First Eagle Funds (7 portfolios); Director, Envision Solar International Inc.; Chairman, Summit Ridge Energy; Member, Council on Foreign Relations; Chairman, JM Kaplan Fund; Trustee, St. Ann’s School; Chairman, Greenwood Cemetery

Name, Address and Date of Birth	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five (5) Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past 5 Years
Jean D. Hamilton 1345 Avenue of the Americas New York, New York 10105 (born January 1947)	Trustee	March 2003 to present	Private Investor/ Independent Consultant/Member, Brock Capital Group LLC	9

Trustee, First Eagle Funds (7 portfolios); Trustee, First Eagle Credit Opportunities Fund; Director, RenaissanceRe Holdings Ltd; Chairman, Investment Committee, Thomas Cole National Historic Site; Member, Investment Advisory Committee, Liz Claiborne and Art Ortenberg Foundation; prior to June 2012, Director, Four Nations

(1)	Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act.
(2)	The term of office of each Independent Trustee is indefinite.

Name, Address and Date of Birth	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five (5) Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past 5 Years
James E. Jordan 1345 Avenue of the Americas New York, New York 10105 (born April 1944)	Trustee	December 1999 to present	Private Investor and Independent Consultant	8

Trustee, First Eagle Funds (7 portfolios); Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Director, Alpha Andromeda Investment Trust Co., S.A.; Board of Overseers, Gennadias Library, American School of Classical Studies at Athens; Director, Pro Natura de Yucatan; prior to May 2017, Trustee, World Monuments Fund

William M. Kelly 1345 Avenue of the Americas New York, New York 10105 (born February 1944)	Trustee	December 1999 to present	Private Investor	8

Trustee, First Eagle Funds (7 portfolios); Trustee Emeritus, St. Anselm College; Vice President and Director, Sergei S. Zlinkoff Fund for Medical Research and Education; Savannah Book Festival Investment Committee

Paul J. Lawler 1345 Avenue of the Americas New York, New York 10105 (born May 1948)	Trustee	March 2002 to present	Private Investor	8

Trustee, First Eagle Funds (7 portfolios); Trustee and Audit Chair, The American University in Cairo; Trustee, registered investment companies advised by affiliates of The Blackstone Group Inc. (3 portfolios); Director, Historic Eastfield Foundation

(1)	The term of office of each Independent Trustee is indefinite.

INTERESTED TRUSTEES(1)

Name, Address and Date of Birth	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five (5) Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past 5 Years
John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	Trustee	December 1999 to present	Director, First Eagle Holdings, Inc.; Managing Member, Arnhold LLC; prior to July 2017, Director, First Eagle Investment Management LLC; President, First Eagle Funds; President, First Eagle Variable Funds; Director, FEF Distributors, LLC; prior to March 2016, Co-President and Co-CEO First Eagle Holdings, Inc.; CIO and Chairman, First Eagle Investment Management, LLC; CEO and Chairman, FEF Distributors, LLC	8

Trustee, First Eagle Funds (7 portfolios); Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Jazz at Lincoln Center; Life Trustee, International Tennis Hall of Fame; Advisor, Investment Committee of the USTA; Managing Member, New Eagle Holdings Management Company, LLC; Trustee, UC Santa Barbara Foundation; prior to January 2018, Director, First Eagle Amundi; prior to June 2016, Trustee, Vassar College; Director, Conservation International

Mehdi Mahmud 1345 Avenue of the Americas New York, New York 10105 (born September 1972)	Trustee	September 2019 to present	President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds and First Eagle Variable Funds; Chief Executive Officer, First Eagle Alternative Credit, LLC; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC	9	Trustee, First Eagle Funds (7 portfolios); Trustee, First Eagle Credit Opportunities Fund; Director, First Eagle Amundi; Director, Third Point Reinsurance Ltd.

(1)	Each of Messrs. Arnhold and Mahmud is treated as an Interested Trustee because of the professional roles each holds or has held with the Adviser.
(2)	The term of office of each Interested Trustee is indefinite.

OFFICERS

Name, Address and Date of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five (5) Years
Mehdi Mahmud 1345 Avenue of the Americas New York, New York 10105 (born September 1972)	President	June 2017 to present

President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds; President, First Eagle Credit Opportunities Fund; Director, First Eagle Amundi; Chief Executive Officer, First Eagle Alternative Credit, LLC; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC

Robert Bruno 1345 Avenue of the Americas New York, New York 10105 (born June 1964)	Senior Vice President	December 1999 to present	Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Funds; Senior Vice President, First Eagle Credit Opportunities Fund
Joseph Malone 1345 Avenue of the Americas New York, New York 10105 (born September 1967)	Chief Financial Officer	September 2008 to present	Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Funds; Chief Financial Officer, First Eagle Credit Opportunities Fund
Albert Pisano 1345 Avenue of the Americas New York, New York 10105 (born April 1960)	Chief Compliance Officer	July 2015 to present

Chief Compliance Officer and Senior Vice President, First Eagle Investment Management, LLC; Chief Compliance Officer, First Eagle Funds; Chief Compliance Officer, First Eagle Credit Opportunities Fund; prior to June 2014, Director and Chief Compliance Officer of Allianz Global Investors Fund Management LLC, and also served as Deputy Chief Compliance Officer for Allianz Global Investors U.S. LLC

David O’Connor 1345 Avenue of the Americas New York, New York 10105 (born February 1966)	General Counsel	December 2017 to present

General Counsel and Senior Vice President, First Eagle Investment Management, LLC; General Counsel, First Eagle Funds; General Counsel, First Eagle Credit Opportunities Fund; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel, FEF Distributors, LLC; Director, First Eagle Amundi; Director, First Eagle Investment Management, Ltd; Senior Vice President and Chief Legal Officer, First Eagle Alternative Credit, LLC; prior to January 2017, Investment Management Consultant

Sheelyn Michael 1345 Avenue of the Americas New York, New York 10105 (born September 1971)	Secretary and Deputy General Counsel	December 2017 to present (Deputy General Counsel); December 2018 to present (Secretary)

Deputy General Counsel and Senior Vice President, First Eagle Investment Management, LLC; Secretary and Deputy General Counsel, First Eagle Funds; Secretary and Deputy General Counsel, First Eagle Credit Opportunities Fund; Director, First Eagle Investment Management, Ltd

Name, Address and Date of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five (5) Years
Tricia Larkin 1345 Avenue of the Americas New York, New York 10105 (born July 1979)	Treasurer	March 2016 to present

Senior Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Funds; Treasurer, First Eagle Credit Opportunities Fund; prior to March 2016, Vice President of Fund Administration, State Street Corporation

Thomas Meyer 1345 Avenue of the Americas New York, New York 10105 (born March 1982)	Assistant Treasurer	April 2018 to present

Assistant Vice President, First Eagle Investment Management, LLC; Assistant Treasurer, First Eagle Funds; Assistant Treasurer, First Eagle Credit Opportunities Fund; prior to September 2017, Assurance Manager, PwC LLP

Michael Luzzatto 1345 Avenue of the Americas New York, New York 10105 (born April 1977)	Vice President	December 2004 to present	Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Funds; Vice President, First Eagle Credit Opportunities Fund

(1)

The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

The following table describes the standing committees of the Board of Trustees of the Trust.

Committee Name	Members	Function(s)	Number of Committee Meetings in the Last Fiscal Year
Audit Committee	Jean D. Hamilton William M. Kelly Paul J. Lawler (Chair)

Reviews the contract between the Trust and its independent registered public accounting firm (in this regard, assists the Board in selecting the independent registered public accounting firm and is responsible for overseeing that firm’s compensation and performance); oversees the audit process, including audit plans; oversees the Fund’s accounting and financial reporting policies, procedures and internal controls, and acts as liaison to the independent registered public accounting firm; reviews financial statements contained in reports to regulators and shareholders with fund management and the independent registered public accounting firm; reviews and, as appropriate, approves in advance non-audit services provided by the independent registered public accounting firm to the Trust, the Adviser, and, in certain cases, other affiliates of the Trust.

4

Committee Name	Members	Function(s)	Number of Committee Meetings in the Last Fiscal Year
Nominating and Governance Committee	Lisa Anderson Candace K. Beinecke (Chair) James E. Jordan	Nominates new Independent Trustees of the Trust. (The Nominating and Governance Committee does not consider shareholder recommendations.) Considers various matters relating to the governance and operations of the Board of Trustees, including committee structure and Trustee compensation. Additionally, the Nominating and Governance Committee includes a subcommittee responsible for administering the Trustees’ deferred compensation plan.	2
Board Valuation and Liquidity Committee	John P. Arnhold Jean D. Hamilton (Chair) William M. Kelly

Monitors the execution of the valuation procedures, makes certain determinations in accordance with such procedures, and assists the Board in its oversight of the valuation of the Fund’s securities by FEIM; reviews and approves recommendations by FEIM for changes to the Fund’s valuation policies for submission to the Board for its approval; reviews FEIM’s quarterly presentations on valuation; oversees the implementation of the Fund’s valuation policies by FEIM; determines whether to approve the fair value recommendations for specific investments pursuant to the Fund’s valuation policies; and monitors various matters associated with the Fund’s liquidity risk management program.

			7

The Board of Trustees considers these to be its primary working committees but also organizes additional special or ad hoc committees of the Board from time to time. There currently are two such additional committees, one (as a sub-committee of the Nominating and Governance Committee) responsible for administering the Trustees’ deferred compensation plan, the other responsible for making various determinations as to the insurance policies maintained for the Fund and its Trustees and officers. Ms. Beinecke and Ms. Hamilton are currently the sole Trustees who serve on these additional committees.

Organization of the Board

The Chair of the Board of Trustees is an Independent Trustee, and the Trust has a separate President (who is also a member of the Board). The standing committees of the Board are described above.

The organization of the Board of Trustees in this manner reflects the judgment of the Trustees that it is in the interests of the Fund and its shareholders to have an independent member of the Board preside at Board meetings, supervise the Board agenda and otherwise serve as the “lead” Trustee both at meetings and in overseeing the business of the Fund between meetings. It is also the judgment of the Trustees that there are efficiencies in having working committees responsible for or to assist with specific aspects of the Board’s business.

In reaching these judgments, the Trustees considered the Board’s working experience with both its current and past Board leadership and committee structures, legal requirements under applicable law, including the Investment Company Act, the perceived expectations of shareholders, information available on industry practice generally, the number of portfolios within the Trust, the nature of the underlying investment programs, and the relationship between the Trust and its principal service providers. The Board may consider different leadership structures in the future and make changes to these arrangements over time.

During the fiscal year ended December 31, 2020, there were five meetings of the Board of Trustees.

Board Oversight of Risk Management

In considering risks related to the Fund, the Board consults and receives reports from officers and personnel of the Fund and the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board include certain risks involving the Fund’s investment portfolio, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board does not maintain a specific committee solely devoted to risk management responsibilities, but various standing committees of the Board and occasionally informal working groups of Trustees are involved in oversight of the risk management process. Risk management and Board-related reporting at the Adviser is not centralized in any one person or body.

Trustee Qualifications

All Trustees are expected to demonstrate various personal characteristics appropriate to their position, such as integrity and the exercise of professional care and business judgment. All Trustees also are expected to meet the necessary time commitments for service on the Board. The Board then generally views each Trustee appointment or nomination in the context of the Board’s overall composition and diversity of backgrounds and considers each Trustee’s individual professional experience and service on other boards of directors, as well as his or her current and prior roles (such as committee service) on the Board.

The following summarizes the experience and qualifications of the Trustees:

Dr. Lisa Anderson. Dr. Anderson has significant leadership experience at prominent academic institutions. She is currently serving as the Special Lecturer and James T. Shotwell Professor of International Relations Emerita at the Columbia University School of International and Public Affairs. Previously, she served as President of the American University in Cairo; Provost of that institution; and Dean of the Columbia School of International and Public Affairs. Dr. Anderson also serves on the boards or steering committees of various research and public affairs organizations. At First Eagle Variable Funds, Dr. Anderson serves on the Board’s Nominating and Governance Committee.

Mr. John Arnhold. Mr. Arnhold has significant executive and investment management experience. He previously was President of the First Eagle Variable Funds and the First Eagle Funds and Chief Investment Officer of First Eagle Investment Management, LLC, the investment adviser to the Fund. Mr. Arnhold serves on the board of the Adviser’s holding company and also serves on the boards of various charitable and educational institutions. At First Eagle Variable Funds, Mr. Arnhold serves on the Board Valuation and Liquidity Committee and was previously the Board’s Chairman.

Ms. Candace Beinecke. Ms. Beinecke has significant executive and business advisory experience. She is the Senior Partner, and previously was the CEO and Chair, of Hughes Hubbard & Reed LLP, an international law firm. Ms. Beinecke also serves on the boards of a major public real estate investment trust, a major public media company, and various charitable institutions. She also served as a long standing member of the board of a public international industrial firm. At First Eagle Variable Funds, Ms. Beinecke serves as Chair of the Board of Trustees, as Chair of the Board’s Nominating and Governance Committee and as a member of two specialized Board Committees (one of which is a sub-committee of the Nominating and Governance Committee).

Mr. Peter Davidson. Mr. Davidson has significant executive and investment management experience. He is the Chief Executive Officer of Aligned Climate Capital LLC, a U.S. registered investment adviser that focuses on investments in climate infrastructure projects. Since September 2016, Mr. Davidson serves as a director of Envision Solar International, Inc., a sustainable technology innovation company based in San Diego, California. Mr. Davidson is also an adjunct professor at Columbia University’s School of International and Political Affairs. In May 2013, Mr. Davidson was appointed by President Obama to serve as the executive director of the Loan Program Office at the U.S. Department of Energy, a position he held until June 2015.

Ms. Jean Hamilton. Ms. Hamilton has significant professional and leadership experience in the financial services industry. Currently engaged as a private investor and consultant, she previously held a number of senior executive positions with Prudential Financial, Inc. Ms. Hamilton also serves on the boards of an international reinsurance and insurance firm and various charitable institutions. At First Eagle Variable Funds, Ms. Hamilton serves on the Board’s Audit Committee, as Chair of the Board Valuation and Liquidity Committee and on two specialized Board Committees (one of which is a sub-committee of the Nominating and Governance Committee).

Mr. James Jordan. Mr. Jordan has lengthy experience in the asset management sector of the financial industry. Currently a private investor, he serves on the board of directors of two international listed investment trust companies, as well as the boards of various charitable and public interest organizations. Previously, he served as President of The William Penn Funds, Inc., a mutual fund management company; as a consultant to The Jordan Company, a private investment banking company; and as Managing Director of First Eagle Investment Management, LLC, the investment adviser to the Fund. At First Eagle Variable Funds, he serves on the Board’s Nominating and Governance Committee.

Mr. William Kelly. Mr. Kelly has significant professional and leadership experience in the financial services industry, with an emphasis on the asset management sector. Currently engaged as a private investor and consultant, he previously was president of the investment management firm of Lingold & Associates. Mr. Kelly also serves on the boards of various academic and charitable institutions. At First Eagle Variable Funds, Mr. Kelly serves on the Board’s Audit Committee and the Board Valuation and Liquidity Committee.

Mr. Paul Lawler. Mr. Lawler has significant portfolio management experience as an institutional investment manager. Currently engaged as a private investor and consultant, he previously served as chief investment officer for the W.K. Kellogg Foundation and in senior investment roles at other prominent not-for-profit organizations. Mr. Lawler also serves on the boards of certain registered investment companies advised by affiliates of The Blackstone Group Inc. and on boards of various charitable institutions. At First Eagle Variable Funds, Mr. Lawler serves as Chair of the Board’s Audit Committee.

Mr. Mehdi Mahmud. Mr. Mahmud has significant executive and investment management experience. Currently, Mr. Mahmud serves as the President and Chief Executive Officer of First Eagle Investment Management, LLC, Chief Executive Officer of First Eagle Alternative Credit, LLC and President of First Eagle Funds, First Eagle Variable Funds and First Eagle Credit Opportunities Fund. Prior to that, Mr. Mahmud was Chief Executive Officer and Chairman of the Board of Directors of Jennison Associates LLC. Prior to these roles, he held several senior management positions at Jennison relating to product and business strategy, investment supervision of the firm’s value, small-cap, opportunistic and income-equity capabilities, and oversight of key support areas including institutional, retail and sub-advisory client activities. He has also served in a variety of investment management roles at JP Morgan Investment Management and Credit Suisse Asset Management.

Each Independent Trustee also was nominated based in part on his or her status as a person who is not an “interested person” of the Trust as defined in the Investment Company Act. Descriptions of Trustee experience should not be taken to suggest that any Trustee is expert in a particular subject.

Trustee Emeritus

The Board has created a position of Trustee Emeritus, whereby an incumbent Trustee, in the sole discretion of the Board, may serve as Trustee Emeritus for an initial and renewable two-year term.

A Trustee Emeritus receives no compensation, but will be reimbursed for any expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board meetings (such reimbursements in Mr. Eveillard’s case to be expenses of the Adviser). A Trustee Emeritus will continue to receive relevant materials concerning the Fund, will be invited to attend regularly scheduled quarterly meetings of the Board each year and will be available to consult with the Committees or its representatives at reasonable times upon request. A Trustee Emeritus does not have any voting rights at Board meetings, is not considered to be a Trustee under either the 1940 Act or Delaware law, and is not subject to election by shareholders of the Fund.

The following summarizes the experience and qualifications of the Trustee Emeritus:

Mr. Jean-Marie Eveillard. Mr. Eveillard has significant portfolio management experience. He was the portfolio manager of Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund from 1979-2004 and again from 2007-2009. Mr. Eveillard has been recognized in the press and by mutual fund ranking organizations as a leading value investor and is the recipient of multiple lifetime achievement awards for his service to the field and long-term record of investment performance. Mr. Eveillard also serves on the board of a French investment advisory firm, a South African money management firm, and various charitable institutions.

Compensation of Trustees and Officers

Trustees of the Trust who are not Interested Trustees are paid by the Trust and First Eagle Funds an annual fee of $200,000, a fee of $7,500 for each in-person meeting and $1,000 (subject to the discretion of the Chair) for each telephonic meeting of the Trust’s Board of Trustees. Members of each of the Audit Committee and the Board Valuation and Liquidity Committee are paid a fee of $6,000 for each meeting they attend, and the Board Valuation and Liquidity Committee members are paid $1,000 for a telephonic meeting. Members of other committees may be paid a total of $3,500 for each meeting they attend. An executive session held on a separate day from a Board meeting is considered a separate in-person meeting for fee purposes. The chair of any ad hoc committee formed for the purpose of considering insurance matters is paid a fee of $10,000 per year. Compensation may be paid for meetings of special committees, ad hoc committees or otherwise as the Trustees determine to be appropriate from time to time, though often separate compensation for a committee meeting is not paid when the committee meets on the same day as a full Board meeting. A Trustee also receives an annual fee of $30,000 for serving as the chair of any standing committee of Trustees (except that such additional fee is $40,000 in the case of the Audit Committee). The Chair of the Board of Trustees receives an additional annual fee of $150,000 for serving in that position. Such fees are allocated, generally, between the Trust and First Eagle Funds on a pro rata basis in relationship to their relative net assets. Each Trustee is reimbursed by the Trust for any expenses he or she may incur by reason of attending such meetings or in connection with services he or she may perform for the Trust. During the fiscal year ended December 31, 2020, an aggregate of $10,554 was paid, accrued or owed for Trustees’ fees and expenses by the Trust.

The following table sets forth information regarding compensation of Trustees by the Trust and by the fund complex of which the Trust is a part for the fiscal year ended December 31, 2020. Officers of the Trust, a Trustee Emeritus and Interested Trustees do not receive any compensation from the Trust or any other fund in the fund complex. The Trust does not maintain a retirement plan for its Trustees.

Trustee Compensation Table
Fiscal Year Ended December 31, 2020

Name of Person, Position	Aggregate Compensation Paid or Owed from Registrant	Total Compensation Paid or Owed from Registrant and Fund Complex Paid to Trustees**
Lisa Anderson, Trustee	$1,235	$257,000
John P. Arnhold, Trustee*	$—	$—
Candace K. Beinecke, Trustee	$2,146	$447,083
Peter W. Davidson, Trustee	$1,200	$250,000
Jean D. Hamilton, Trustee	$1,737	$364,750
James E. Jordan, Trustee	$1,235	$257,000
William M. Kelly, Trustee	$1,509	$313,000
Paul J. Lawler, Trustee	$1,493	$309,647
Mehdi Mahmud, Trustee*	$—	$—

*	Interested Trustees are not compensated by the Trust for their services.
**

For this purpose, the fund complex consists of the First Eagle Overseas Variable Fund, seven portfolios of First Eagle Funds (Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund, Global Income Builder Fund, High Income Fund and Fund of America), the First Eagle Credit Opportunities Fund, First Eagle Alternative Capital BDC, Inc. and First Eagle Senior Loan Fund. As of December 31, 2020, each Trustee served on the board of the Trust and that of each of the First Eagle Funds.

In addition, all persons serving as officers of the Trust (including the Fund’s Chief Compliance Officer) are employed by the Adviser and the Adviser seeks reimbursement from the Trust for salary and benefits paid to some of those persons to the extent they provide services eligible for such reimbursement. This reimbursement program is described in more detail under the heading “Investment Advisory and Other Services — The Adviser.” No reimbursement is sought for compensation of any amount that might be attributable and payable to such a person solely for service as an officer of the Trust. As a separate matter (though such compensation may be covered under the reimbursement program as a matter of convenience), the Trust and the Adviser agree each year as to the relative portion of the compensation of the Chief Compliance Officer to be paid by each party.

Deferred Compensation

In addition to the compensation detailed above, each eligible Trustee may elect to defer a portion of his or her compensation from the First Eagle fund complex. Such amounts grow or decline as if invested in one or more funds, as selected by the Trustee. Currently, only those Trustees listed below have elected to defer a portion of their Trustee compensation under this program. As of December 31, 2020, the value of such deferred compensation, which represents compensation from the fund complex as a whole, was equal to approximately (the funds listed are the portfolios of First Eagle Funds, a separate Delaware trust with common management to First Eagle Variable Fund):

Name of Trustee	Global Fund	Overseas Fund	U.S. Value Fund	Gold Fund	Global Income Builder Fund	High Income Fund	Fund of America
Lisa Anderson	$526,297	$546,932	$305,401	$116,111	—	—	$183,838
Candace K. Beinecke	$2,362,635	$2,031,340	$2,120,991	—	—	—	—
Peter W. Davidson*	—	—	—	—	—	—	—
Jean D. Hamilton	$889,267	$988,394	$374,179	$46,390	$602,956	$192,519	$805,824
James E. Jordan	$243,537	—	—	—	—	—	—
William M. Kelly	$398,798	—	$417,919	—	—	—	$421,569
Paul J. Lawler	$294,701	$84,476	$65,240	$105,908	$84,116	$70,024	$58,065

*	Mr. Davidson became eligible to defer his compensation beginning in December 2020.

Additional Information Regarding the Trustees

The following table sets forth information as of December 31, 2020 regarding ownership by the Trustees of the Trust of equity securities of the Trust or any other fund in the same fund complex for which each is also a director or trustee. (“Fund complex” has the same meaning as in the footnote to the Trustee Compensation Table above.) Dollar ranges of ownership are indicated as follows: A = None; B = $1 to $10,000; C = $10,001 to $50,000; D = $50,001 to $100,000; E = over $100,000.

Please note that the table does not reflect the amounts Trustees invest in the Funds through their deferred compensation plan (which amounts are separately detailed in the prior table).

INDEPENDENT TRUSTEES

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Trustee in the Fund Complex
Lisa Anderson	A	E
Candace K. Beinecke*	A	E
Peter W. Davidson	A	A
Jean D. Hamilton	A	E
James E. Jordan	A	E
William M. Kelly	A	E
Paul J. Lawler	A	E

*	These amounts do not include holdings as to which Ms. Beinecke has disclaimed beneficial interest.

INTERESTED TRUSTEES

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Trustee in the Fund Complex
John P. Arnhold	A	E
Mehdi Mahmud	A	E

Since January 1, 2019, no Independent Trustee who is a trustee of another investment company whose adviser and principal underwriter are FEIM and FEF Distributors, respectively (i.e., First Eagle Funds), has held any other position with (i) the Trust (other than as a Trustee), (ii) an investment company having the same adviser or principal underwriter as the Fund or an adviser or principal underwriter that controls, is controlled by, or is under common control with the Adviser or the Distributor (other than as a Trustee), (iii) the Adviser, the Distributor or other affiliate of the Trust, or (iv) any person controlling, controlled by or under common control with the Adviser or the Distributor. Since January 1, 2020, none of these individuals owns, beneficially or of record, securities issued by (i) the Adviser or the Distributor or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor. Since January 1, 2019, none of these individuals or their immediate family members has an interest in a transaction with a “related person” of the company. A “related person” is (i) an executive officer of the Trust, (ii) an investment company having the same adviser or principal underwriter as the Fund or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser or the Distributor, (iii) an executive officer of such an investment company, (iv) the Adviser or the Distributor, (v) an executive officer of the Adviser or the Distributor, (vi) a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor, or (vii) an executive officer of a person described in clause (vi) above. Mr. Paul Lawler is a Trustee of both the Trust and registered investment companies advised by affiliates of The Blackstone Group Inc. (“Blackstone”). Investment funds associated with Blackstone are among the owners of the Adviser.

The Trust, the Adviser, and the Distributor have adopted a code of ethics under Rule 17j-1 of the Investment Company Act. This code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund, with certain exceptions.

As of March 31, 2021, to the knowledge of the Trust, the Trustees and officers of the Trust, as a group, owned beneficially less than 1% of the shares of beneficial interest of the Fund. This percentage is based generally on ownership of the shares by the officers and Trustees, their immediate family members, and entities (such as family companies or trusts) whose investment activities they direct. Other entities in which an officer or Trustee has an interest may hold shares of the Fund, but those holdings generally are disregarded.

As of March 31, 2021, to the knowledge of the Trust, the following entities held 5% or more of the Fund’s shares of beneficial interest (share ownership shown below is record ownership):

Name and Address Held of Record	% of Shares Held of Record
Delaware Life Insurance Company	82.53%
1601 Trapelo Rd
Waltham, MA 02451-7360
Jefferson National Life	14.01%
10350 Ormsby Park PL
Louisville, KY 40223-6175

Each of these identified Shareholders holds a significant interest in the Fund and, as such, may have the ability to influence or decide the outcome of matters considered by a vote among Shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

As described in the prospectus, FEIM is the Trust’s investment adviser, and, as such, manages the Fund. The Adviser’s primary offices are located at 1345 Avenue of the Americas, New York, NY 10105. FEIM is a subsidiary of FE Holdings. Based in New York City since 1937, FE Holdings, formerly Arnhold and S. Bleichroeder Holdings, Inc., traces its heritage to the German banking house Gebr. Arnhold, founded in Dresden in 1864. A controlling interest in FE Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership (“BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company, is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”). BCP VI and Corsair IV are indirectly controlled by The Blackstone Group Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in FE Holdings and the Adviser through BCP CC Holdings.

FEIM also furnishes the Trust with office space and certain facilities required for the business of the Fund, and statistical and research data, and pays any compensation and expenses of the Trust’s officers as such and an agreed portion of the compensation of the Chief Compliance Officer. Certain of these expenses (including rent and compensation expenses) are, however, separately subject to reimbursement to the Adviser as described in the next paragraph. In return, the Fund pays the Adviser a monthly fee at the annual rate of 0.75% of the average daily value of the Fund’s net assets.

The Advisory Agreement will continue in effect only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days’ nor less than 30 days’ written notice.

For the fiscal years ended December 31, 2020, 2019 and 2018, the Fund paid investment advisory fees to the Adviser in the amount of $2,308,800, $2,587,762 and $2,938,070, respectively. The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund and the Fund reimburses the Adviser for providing these services (including costs related to personnel, overhead and other costs). These reimbursements may not exceed an annual rate of 0.05% of the value of the Fund’s average daily net assets.

For the fiscal years ended December 31, 2020, 2019 and 2018, the Fund reimbursed the Adviser under this program in the amount of $157,686, $174,700 and $187,873, respectively. These amounts are shown net of certain voluntary reimbursements made by the Adviser to the Fund.

Portfolio Managers

Matthew McLennan and Kimball Brooker, Jr. manage the Fund. Each of these portfolio managers receives significant input and support from a team of investment professionals. Additional information regarding these investment professionals is available on the following pages.

The following table provides information as of December 31, 2020 relating to the activities, and investments in the Fund, by the portfolio managers.

Portfolio Manager	Number of Registered Investment Companies Managed and Total Assets for such Accounts*	Beneficial Ownership of Equity Securities in the Fund**	Number of Other Pooled Investment Vehicles Managed and Total Assets for such Accounts	Number of Other Accounts Managed and Total Assets for such Accounts
Matthew McLennan	5 accounts with assets of $64.3 billion	none	7 accounts with assets of $12.3 billion	13 accounts with assets of $6.1 billion
Kimball Brooker, Jr	5 accounts with assets of $63.2 billion	none	8 accounts with assets of $15.7 billion	13 accounts with assets of $6.1 billion

*	The data provided herein includes the Fund and the First Eagle Funds, where applicable.

**

While Messrs. McLennan and Brooker are not invested in the Fund (because they have elected not to invest through a Variable Contract), they have substantial investments in the First Eagle Overseas Fund, a registered investment company managed by Messrs. McLennan and Brooker, that follows a strategy similar to the Fund.

As of December 31, 2020, with respect to the accounts identified in the table above, Mr. McLennan manages one pooled investment vehicle with assets totaling $7.1 billion for which the advisory fees are based in part on the performance of the account and no managed accounts for which the advisory fees are based in part on the performance of the account.

As of December 31, 2020, with respect to the accounts identified in the table above, Mr. Brooker manages two pooled investment vehicles with assets totaling $10.6 billion for which the advisory fees are based in part on the performance of the accounts and no managed accounts for which the advisory fees are based in part on the performance of the account.

Performance fees for a particular account of the Adviser do not accrue to any particular portfolio manager. Portfolio manager compensation consists of salary and an annual bonus, with the performance bonus representing an important portion of total compensation. The bonus is awarded in the firm’s discretion and generally will reflect the investment performance of the Fund and any other account managed by each portfolio manager, the financial results of the firm as a whole, and the portfolio manager’s contributions to the firm both as an individual and as a member of the firm’s Global Value Team. The bonus may include an award under a long-term incentive plan established by the firm, which may be notionally allocated among certain of the First Eagle Funds, including those managed by such portfolio manager (and possibly other notional investments related to the Adviser’s overall financial performance), or such other long-term or deferred performance-based plan that may be established by the firm. Additionally, each of Messrs. McLennan and Brooker, have received profit interests, which make them eligible, subject to customary vesting arrangements, for a share of the profits of the Adviser. Profits for this purpose are calculated firm-wide and therefore relate to investment products and business lines beyond those managed by the particular portfolio manager. Likewise, any notional incentive plan awards that relate to the Adviser’s overall financial performance will give the recipient exposure to results that relate to products and business lines beyond those managed by the recipient.

Although the portfolio managers listed above may be assisted by a team of professionals, such as associate portfolio managers, research analysts and trading personnel, no other person has final responsibility for Fund investment decisions. In order to provide you with additional information regarding the Adviser, the following table identifies the portfolio managers and the team of investment professionals assisting the Global Value Team and provides information regarding their professional backgrounds.

	Principal Occupation(s) During Past Five (5) Years	Areas of Specialty
Julien Albertini

Mr. Albertini joined the Adviser in April 2013 as a research analyst. Before joining First Eagle, he worked as a global equity research analyst for Tiger Veda LP, a long-short equity hedge fund based in New York City. Prior to this, Mr. Albertini was a research analyst with Generation Investment Management in London, where he covered global healthcare companies. He began his career in 2003, in the Investment Banking Division of Banque Rothschild & Cie in Paris, and went on to join Morgan Stanley in London for four years. Mr. Albertini received an MSc from ESSEC Business School in Paris and an MBA from Columbia Business School, where he was part of the value investing program. He is fluent in French. Mr. Albertini manages the Global Income Builder Fund with Portfolio Managers Kimball Brooker, Jr., Edwards Meigs and Sean Slein, and manages the Fund of America with portfolio managers Manish Gupta and Christian Heck.

Beverages, healthcare equipment & services, commercial services, and diversified industrials

Idanna Appio

Ms. Appio joined the Adviser in September 2015. Prior to joining the firm, Ms. Appio was the deputy head of the Global Economic Analysis department at the Federal Reserve Bank of New York. Prior to the NY Fed, she was a sovereign analyst at Brown Brothers Harriman. Ms. Appio received her PhD in economics from the University of Washington and her undergraduate degrees in business and international relations from the Wharton School and the University of Pennsylvania.

Sovereign debt and currencies

	Principal Occupation(s) During Past Five (5) Years	Areas of Specialty

Benjamin Bahr, CFA

Mr. Bahr joined the Adviser in July 2015. Prior to joining the firm, Mr. Bahr was at AllianceBernstein, where he spent four years as a research analyst covering the telecom and utilities sectors for the firm’s value strategies. Previously, he worked as an Investment Banking analyst at Deutsche Bank Securities in New York. Mr. Bahr received his BBA degree in Finance from the University of Notre Dame and his MBA from Columbia University.

Chemicals, exploration & production, banks, other financials, autos and agricultural commodities

Alan Barr, CFA

Mr. Barr joined the Adviser as a research analyst in March 2001. As an equity research analyst, he spent four years at PNC Bank and, prior to that, seven years at Rittenhouse Financial Services. Mr. Barr graduated from Temple University in 1985 with an undergraduate degree in Communications. Mr. Barr is an Associate Portfolio Manager of the Fund and the First Eagle Overseas Fund with Portfolio Managers Matthew McLennan and Kimball Brooker, Jr

Forestry & paper, personal & household goods, insurance brokers, and retail

Max Belmont, CFA

Mr. Belmont joined the Adviser as a research analyst covering precious metals in April 2014. He began his career with Tradestar Capital as an equities trader. After receiving his MSc in 2010, he joined the private wealth division of Merrill Lynch in New York, where he spent three years as a general investment associate covering global equities. More recently he served as an analyst at U.S. Trust within the Investment Solutions Group. Mr. Belmont is a graduate of Nuertingen-Geislingen University in Germany, where he earned his MSc in International Finance with honors. Mr. Belmont manages the Gold Fund with Portfolio Managers Thomas Kertsos and Matthew McLennan.

Mining (precious metals) and aerospace & defense

Kimball Brooker, Jr

Mr. Brooker joined the Adviser in January 2009. He began his career in 1992 as a financial analyst at Lazard Freres & Co. and went on to join J.P. Morgan as an associate in the Investment Banking Department, specifically the billion dollar private equity fund Corsair. Following the completion of his MBA, Mr. Brooker returned to JPM and was named subsequently Chief Investment Officer of Corsair Funds and became a Managing Director thereafter. By 2006 he completed Corsair’s spin-off from JPM and successfully managed nearly $3 billion. Mr. Brooker is a graduate of Yale University and was awarded his MBA from Harvard University in 1998. Mr. Brooker is the Deputy Head of the First Eagle Global Value Team and manages the Global Fund and Overseas Fund with Portfolio Manager Matthew McLennan, manages the U.S. Value Fund with Portfolio Managers Matthew McLennan and Matthew Lamphier, and manages the Global Income Builder Fund with Portfolio Managers Edward Meigs, Sean Slein and Julien Albertini.

Banks, commercial services, financial services and holding companies

Manish Gupta

Mr. Gupta joined the Adviser in October 2009. Mr. Gupta began his career in the technology sector as an intern at Microsoft Corporation, and spent the following six years as a software engineer at Cisco Systems. Previously Mr. Gupta was an equity research analyst at Cantillon Capital Management, covering technology, professional and commercial services, transportation and select industrials. Prior to this, he interned as a financial services sector analyst at Fidelity Management and Research. Mr. Gupta is a graduate of the Institute of Technology BHU in Varanasi, India and was awarded his MBA from Columbia Business School. He also has an MS in computer science from University of Texas at Austin. Mr. Gupta is an Associate Portfolio Manager of the First Eagle Global Fund with Portfolio Managers Matthew McLennan and Kimball Brooker, Jr, and manages the Fund of America with portfolio managers Julien Albertini and Christian Heck.

Technology, media & telecom

Christian Heck, CFA

Mr. Heck joined the Adviser as a Research Analyst in September 2013. Prior to joining the Adviser, Mr. Heck spent time with Waterland Private Equity Investments, the Boston Consulting Group, and Paradigm Capital. Mr. Heck is a graduate of Wright State University and was awarded his MBA from Yale School of Management. Mr. Heck is fluent in German. Mr. Heck manages the Fund of America with portfolio managers Julien Albertini and Manish Gupta.

Retail, travel & leisure, healthcare equipment & services, electronic & electrical equipment, industrial machinery

	Principal Occupation(s) During Past Five (5) Years	Areas of Specialty

Thomas Kertsos

Mr. Kertsos joined the Adviser in May 2014 as a senior research analyst covering gold and gold mining. Prior to joining the firm, Mr. Kertsos was an associate analyst covering precious metals and mining in the Global Research Group of Fidelity Management & Research. He earned his MSc in Accounting and Finance from the London School of Economics and Political Science and his BSc in Economics and Finance from Athens University of Economics and Business. Mr. Kertsos manages the Gold Fund with Portfolio Manager Matthew McLennan and Associate Portfolio Manager Max Belmont. Prior to that, he was an Associate Portfolio Manager of the Gold Fund since March 2015.

Mining (precious metals) and marine transportation

Matthew Lamphier, CFA

Mr. Lamphier joined the Adviser as a research analyst in May 2007. He previously worked at Merrill Lynch in Private Client Services, as an Equity Analyst at Security Capital Group, Northern Trust and, most recently, Trilogy Global Advisors. Mr. Lamphier is a graduate of the U.S. Air Force Academy and the University of Chicago Graduate School of Business. Mr. Lamphier manages the U.S. Value Fund with Portfolio Managers Matthew McLennan and Kimball Brooker. Prior to that he was an Associate Portfolio Manager of the U.S. Value Fund since 2011.

Director of Research, railroads, aerospace and defense

John Masi, CFA

Mr. Masi joined the Adviser in April 2012. Prior to joining the firm, Mr. Masi spent two years at Rudman Capital, a New York-based long/short equity hedge fund, where he was a generalist research analyst. Mr. Masi graduated from Harvard University with a BA in Physics.

Utilities, diversified industrials, commercial vehicles & trucks, infrastructure and insurance

Matthew McLennan, CFA

Mr. McLennan joined the Adviser in September 2008 as the Head of the Global Value Team after having held various senior positions with Goldman Sachs Asset Management in London and New York. While at his predecessor firm for over fourteen years, Mr. McLennan was Co-Founder of Goldman Sachs’ Global Equity Partners where he managed a global equity portfolio for the firm’s private wealth management clients as well as a Co-Founder and Equity Chief Investment Officer of the Investment Strategy Group for Goldman Sachs’ private client business and a Managing Director of Goldman Sachs. Mr. McLennan is a graduate of the University of Queensland. He also serves on boards of various educational institutions and nonprofit organizations such as The University of Queensland in America, Harvard School of Public Health, Trinity School and The Library of America. In addition to being a portfolio manager to the Fund, Mr. McLennan manages the Global Fund and the Overseas Fund with Portfolio Manager Kimball Brooker, manages the U.S. Value Fund with Portfolio Managers Kimball Brooker and Matthew Lamphier, and manages the Gold Fund with Portfolio Manager Thomas Kertsos and Associate Portfolio Manager Max Belmont.

Head of the First Eagle Global Value Team

George Ross, CFA

Mr. Ross joined the Adviser in 2003 and has performed a number of roles. Currently, Mr. Ross is a senior research analyst with responsibility for metals & mining, midstream energy & infrastructure, packaging and investment grade credit. Previously, Mr. Ross served as director of research and portfolio manager for the Adviser’s Event Driven team. Prior to joining the firm, Mr. Ross worked for seven years in the technology sector, ending as a senior engineer for I-Deal LLC. Mr. Ross earned a BA in political economy and literature from Tulane University and an MFA in writing from the University of Iowa.

Metals & mining, midstream energy & infrastructure, oilfield equipment services, packaging and investment grade credit

	Principal Occupation(s) During Past Five (5) Years	Areas of Specialty

Elizabeth Tobin

Ms. Tobin rejoined the Adviser in May 2009. Ms. Tobin began her career in 1986 when she joined the First Eagle Global Fund (formerly SoGen International Fund) at Société Générale to work with Jean-Marie Eveillard as a Research Analyst. In 1998, Ms. Tobin became an Associate Portfolio Manager on First Eagle Global and Overseas Funds working alongside Jean-Marie Eveillard. While at First Eagle Ms. Tobin primarily covered the healthcare, consumer products, forest products, real estate, industrials, media, technology and holding companies sectors. In 2001 she left the Firm, and from 2002-2008 managed assets for select European private clients following the same value approach she had employed for 15 years at First Eagle. Ms. Tobin holds an undergraduate degree in comparative literature from the University of Paris and an MBA in International Finance from Fordham University.

Holding companies

David Wang, CFA

Mr. Wang joined the Adviser in January 2017. He previously spent five years as a research associate covering energy, industrials and healthcare services at Dodge & Cox in San Francisco. He received his undergraduate degree from the University of Pennsylvania in Economics and Electrical Engineering and his MBA from Harvard University.

Aggregates and building materials, building products and construction materials, real estate, healthcare and holding companies

Mark Wright, CFA

Mr. Wright joined the Adviser in July 2007. Previously, Mr. Wright was a Senior Analyst for Investment Banking at Dresner Capital Resources and, subsequently, spent 11 years at Morningstar as a Senior Analyst, Finance Consultant and Director of Tools & Portfolio Content. He is a graduate of the University of Chicago and the Sloan School of Management at MIT. Mr. Wright is an Associate Portfolio Manager of the First Eagle U.S. Value Fund with Portfolio Managers Matthew McLennan, Kimball Brooker, Jr. and Matthew Lamphier.

Food, tobacco, banks, credit cards & payments, and other financials

Conflicts of Interest

Personnel of the Adviser (including the Fund’s portfolio managers identified above) serve as portfolio managers to certain clients and unregistered investment companies that utilize an investment program that is substantially similar to that of the Fund, including proprietary and related accounts. In addition, the Adviser currently serves, or may in the future serve, as investment adviser to other registered investment companies, unregistered investment companies or accounts (including proprietary accounts related to the Adviser or its affiliates), some of which provide for incentive compensation (such as performance fees). Consequently, the Adviser’s investment management activities may present conflicts between the interests of the Fund and those of the Adviser and potentially among the interests of various accounts managed by the Adviser, principally with respect to allocation of investment opportunities among similar strategies. Although the Adviser has adopted allocation procedures intended to provide for equitable treatment of all accounts over time, it is possible that circumstances may arise requiring case-by-case treatment and that each client account will not necessarily participate in the same transaction. The allocation procedures generally contemplate similar treatment for like accounts, with exceptions for various certain considerations, including primary allocations based on an account’s investment objective or investments in an asset class, tax position, cash management requirements, concentration tolerance or minimum investment size policies. At times a portfolio manager may determine that an investment opportunity may be appropriate for only some accounts or accounts managed by the Adviser and/or may take different positions with respect to a particular security. In these cases, the Adviser may execute differing or opposite transactions for one or more accounts, which may affect the market price or the execution of the transactions or both, to the detriment of one or more other accounts. Certain trading practices, such as consideration of research and brokerage services when selecting brokers, dealers or other execution parties, may give rise to conflicts of interests as discussed under the heading Portfolio Transactions and Brokerage.

Conflicts also may be presented by Messrs. McLennan’s and Brooker’s portfolio manager compensation arrangements, in that they are not dependent on any particular level of investment performance. Conflicts of interest also may be presented by the portfolio managers maintaining their personal investments in some of the accounts managed by them (such as First Eagle Global Fund and First Eagle Overseas Fund, each “retail” rather than “variable insurance” mutual funds operating under the First Eagle Funds name) but not in others (such as the Fund). These arrangements may present an incentive for the portfolio managers to favor one account at the expense of another.

However, as associated persons of the Adviser, the portfolio managers are subject at all times to the high ethical conduct standards imposed by the Adviser’s code of ethics and the Investment Advisers Act of 1940. The Adviser believes, moreover, that there are enough similarities in investment strategy between the Fund and the First Eagle Overseas Fund (as well as the international portion of First Eagle Global Fund’s portfolio) — together with the allocation procedures described in the preceding paragraph — to mitigate these conflicts.

Acting for more than one account also can present other conflicts and potential limitations on activities. For example, each account may have varying short- and long-term interests or may be subject to different account requirements. When such interests or account requirements conflict, the Adviser generally seeks to balance their respective interests in good faith. There also may be instances, especially with larger portfolio positions, when the activities of one or more account can operate to restrict further investment decisions for the position.

Conflicts of Interest Relating to Affiliates. The Adviser’s affiliation with The Blackstone Group Inc. and Corsair Capital LLC (collectively, “Blackstone/Corsair”) requires the Adviser to manage conflicts of interest associated with dealings the Fund may have with those businesses or funds, clients or portfolio companies associated with them. For example, should the Adviser wish to cause the Fund to execute portfolio transactions through broker-dealers associated with Blackstone/Corsair, the commercial reasonableness of the brokerage compensation associated with those trades would have to be assessed. Other dealings may be more completely restricted. For example, the Fund may not be able to buy or sell property directly to or from Blackstone/Corsair or their associated accounts. There also may be limits on participation in underwritings or other securities offerings by Blackstone/Corsair or their associated funds, accounts or portfolio companies. The breadth of these affiliations at times may require the Fund to abstain from or restructure an otherwise attractive investment opportunity.

Investments in portfolio companies associated with Blackstone/Corsair may be restricted by the 1940 Act. To the extent such investments are permitted and the Fund invests in such a portfolio company (a portfolio company generally referring to a company owned by private equity funds managed by Blackstone/Corsair), conflicts of interest may arise from the presence of Blackstone/Corsair representatives on the company board or the payment of compensation by the company to Blackstone/Corsair or an affiliate. Moreover, the Adviser could have an incentive to allocate the Fund’s assets to such a portfolio company since affiliates of the Adviser have a direct or indirect financial interest in its success. There also may be instances where Blackstone/Corsair could be involved in bankruptcy proceedings of current investments or of issuers in which the Fund would otherwise invest, with potentially divergent interests as between the Fund and Blackstone/Corsair.

VOTING OF PROXIES

The Board of Trustees has delegated to the Adviser the authority to vote proxies received by the Fund from the companies in which it invests (for this purpose, the “portfolio positions”). The Adviser has adopted policies and procedures (the “Policies”) regarding the voting of such proxies, which policies have been reviewed and approved by the Board of Trustees as appropriate to their management of the Fund’s assets. It is the policy of the Adviser to vote client proxies in a manner that serves the best interests of the client.

The Policies provide for procedures that address conflicts of interest between the Adviser and a client with respect to voting proxies. With regard to the Adviser this may involve review of a proposed vote by their compliance personnel and, in certain circumstances, will require consultation with the Board of Trustees. The Adviser may abstain from voting from time to time when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or in other situations where voting may not be practical or desirable.

The Adviser relies on Institutional Shareholder Services Inc., (“ISS”), a third party proxy voting service, for recommendations as to voting on particular issues, for technical assistance in tracking instances in which the Fund has the opportunity to vote and in transmitting voting instructions to the relevant corporate issuer or its proxy tabulation agents. The Adviser utilizes ISS as a resource to enable it to make better-informed proxy voting decisions and to limit the potential for conflicts in the proxy voting process. The Adviser has analyzed and determined the ISS Proxy Guidelines to be largely consistent with the views of the Adviser on various types of proxy proposals. Therefore, in many cases, the voting recommendation of the third party proxy voting service is followed. However, the Adviser may determine to vote a proxy in a manner other than the manner recommended by its proxy voting service provider. While other services or recommendations may be considered from time to time, including Glass, Lewis & Co., LLC, the Adviser relies principally on proxy voting services provided by ISS. General information about ISS voting recommendations is available on ISS’s website: http://www.issgovernance.com (with separate voting “guidelines” listed for issuers in the Americas; Europe, Middle East and Africa; and Asia-Pacific — certain guidelines on that website, however, do not apply to ISS’s recommendations made for the Fund, such as those for pension plan investors and socially responsible investors).

Information regarding the Adviser’s proxy-voting record on behalf of the Trust for the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust at (800) 334-2143. This information is also available on the SEC’s website at http://www.sec.gov.

DISTRIBUTOR OF THE FUND’S SHARES

FEF Distributors, LLC serves as the Distributor of the Fund’s shares. FEF Distributors is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”). FEF Distributors is a wholly-owned subsidiary of the Adviser. FEF Distributors principal business address is 1345 Avenue of the Americas, New York, NY 10105.

In this regard, the Trust and the Distributor have entered into a distribution contract pursuant to which the Distributor offers, as agent, shares of the Fund continuously to the separate accounts of insurance companies. The Distributor is not obligated thereunder to sell any specific amount of Fund shares.

During the Fund’s last three fiscal years ended December 31, the Distributor neither received nor retained any distribution commissions. In addition, during the Fund’s most recent fiscal year ended December 31, 2020, the Distributor did not receive: any amounts in connection with the redemption or repurchases of Fund shares; any brokerage commissions; or any other compensation in connection with providing its services to the Fund. However, the Distributor receives 12b-1 fees from the Fund as described below. Any distribution-related (Rule 12b-1) fee may be used in whole or in part to finance distribution activities, including sales compensation, and/or shareholder account liaison and servicing activities.

The Fund has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act. Under the Plan, the Fund may pay FEF Distributors a monthly distribution related fee at an annual rate not to exceed 0.25% of the average daily value of the Fund’s net assets. Under the terms of the Plan, the Fund is authorized to make payments to FEF Distributors for remittance to an insurance company that is the issuer of a Variable Contract invested in shares of the Fund in order to pay or reimburse such insurance company for distribution and shareholder servicing-related expenses incurred or paid by such insurance company. Distribution expenses incurred in any fiscal year, which are not reimbursed from payment under the Plan accrued in such fiscal year, will not be carried over for payment under the Plan in any subsequent year.

Insurance companies may perform services for the Fund (e.g. preparing and distributing client statements, tax reporting, order-processing and client relations) that otherwise could be handled by the Fund’s transfer agent, DST Systems, Inc., (“DST”). As a result, these insurance companies may charge fees (sometimes called “sub-transfer agency fees”) to the Fund for these services outside of a Rule 12b-1 Plan (meaning in addition to or instead of as Rule 12b-1 fees) so long as such compensation does not exceed certain limits set from time to time by the Board of Trustees in consultation with management. The Fund may compensate the institution rendering such services on a per account basis, as an asset-based fee, based on transaction fees or other charges, or on a cost reimbursement basis, or in some cases through a combination of these inputs. The aggregate amount of sub-transfer agency fees may be substantial and may exceed the actual costs incurred in engaging in these services. Accordingly, an institution may realize a profit in connection with such services. (The Adviser, the Distributor or an affiliate may make additional payments to intermediaries for these and other services, and their payments may be based on the same or other methods of calculation. See “Revenue Sharing” below). Sub-transfer agency fees can comprise a substantial portion of the Fund’s ongoing expenses. While the Adviser and the Distributor consider these sub-transfer agency fees to be payments for services rendered, they represent an additional business relationship between these sub-transfer agents and the Fund that often results, at least in part, from past or present sales of Fund shares by the sub-transfer agents or their affiliates. While sub-transfer agency fees and service levels are set in the market, there generally is limited comparative information available about them. The Fund and the Adviser also face certain conflicts of interest when considering these relationships in that the counterparty is both a prospective service provider and, typically, a distribution partner. The Adviser’s practice of paying sub-transfer agency fees above agreed limits as revenue sharing (as discussed further below) also creates conflicts of interest for the parties when considering sub-transfer agency relationships, and that is so both generally and in terms of the allocation of those fees between the Fund and the Adviser. For the 12-month period ended

December 31, 2020, total sub-transfer agency payments of this nature by the Fund were approximately $435,398, comprising a substantial portion of the Fund’s ongoing expenses.

Under the Rule 12b-1 Plan, for the fiscal year ended December 31, 2020, the Distributor paid $767,698 to financial services firms as fees for distribution of Fund shares, $59,968 for compensation and overhead for internal marketing personnel, $69,174 for payments to marketing consultants and for other professional services, and $401,895 for miscellaneous distribution-related costs. These payments aggregated $1,298,735, of which $767,698 was paid by the Distributor from amounts received by it under the Fund’s Rule 12b-1 Plan (which amounts included $0 retained by the Distributor under that Plan as fees for its own distribution activities on behalf of the Fund). The remainder of that aggregate amount was paid by the Distributor from its own assets.

The Plan is deemed reasonably likely to benefit the Fund and the Variable Contract owners in at least one of several ways. Specifically, it is expected that the insurance companies that issue Variable Contracts invested in shares of the Fund would have less incentive to educate Variable Contract owners and sales people concerning the Fund if expenses associated with such services were not paid by the Fund. In addition, the payment of distribution fees to insurers should motivate them to maintain and enhance the level of services relating to the Fund provided to Variable Contract owners, which would, of course, benefit such Variable Contract owners. The adoption of the Plan would also likely help to maintain and may lead to an increase in net assets given the foregoing incentives. Further, it is anticipated that Plan fees may be used to educate potential and existing owners of Variable Contracts concerning the Fund, the securities markets and related risks.

The Plan provides that it will continue in effect only so long as its continuance is approved at least annually by the Trust’s Board of Trustees and by the trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to the Plan (previously defined as the “Independent Trustees”). In the case of an agreement relating to the Plan, the Plan provides that such agreement may be terminated, without penalty, by a vote of a majority of the Independent Trustees, or by a majority of the Fund’s outstanding voting securities on 60 days’ written notice to FEF Distributors, and provides further that such agreement will automatically terminate in the event of its assignment. The Plan also states that it may not be amended to increase the maximum amount of the payments thereunder without the approval of a majority of the outstanding voting securities (as defined above under “Management of the Trust — Investment Restrictions”) of the Fund. No material amendment to the Plan will, in any event, be effective unless it is approved by a vote of the trustees and the Independent Trustees of the Trust.

When the Trust seeks an Independent Trustee to fill a vacancy on the board or as an addition to the board or as a nominee for election by stockholders, the selection or nomination of the Independent Trustee is, under resolutions adopted by the trustees, contemporaneously with their adoption of the Plan, committed to the discretion of the Independent Trustees.

Revenue Sharing

The Distributor, the Adviser or an affiliate may, from time to time, out of its (or their) own resources, make cash payments — sometimes referred to as “revenue sharing” — to insurance companies or their representatives for various reasons. The revenue sharing payments do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales. Although an insurance companies or their representatives may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the Fund, the aggregate amount of these payments to insurance companies or their representatives may be substantial and may exceed the actual costs incurred in engaging in these promotional activities or services. Accordingly, insurance companies or their representatives may realize a profit in connection with such activities or services.

Revenue sharing payments may support the delivery of services to the Fund or to shareholders in the Fund, including, without limitation, transaction processing and sub-accounting services. These payments also may serve as an incentive to sell shares of the Fund and/or to promote retention of customer assets in the Fund. As such, they may be made to firms that provide various marketing support or other promotional services relating to the Fund, including, without limitation, advertising, access on the part of the Distributor’s personnel to sales meetings, sales representatives and/or management representatives of the insurance company or other financial intermediary, as well as inclusion of the Fund in various promotional and sales programs. Marketing support services also may include business planning assistance, educating insurance company personnel about the Fund and shareholder financial planning assistance. To the extent that insurance companies or their representatives receiving revenue sharing payments sell more shares of the

Fund, the Distributor, the Adviser or an affiliate benefit from the increase in Fund assets as a result of the distribution fees (if applicable) and management fees they receive from the Fund, respectively. None of the Distributor, the Adviser or an affiliate considers an insurance company’s or its representatives’ sale of shares of the Fund when selecting brokers or dealers to effect portfolio transactions for the Fund.

Revenue sharing payments may include any portion of the sub-transfer agency fees described in the section preceding this revenue sharing discussion that exceed the costs of similar services provided by the Fund’s transfer agent, DST. Such excess sub-transfer agency payments are paid by the Distributor, the Adviser or an affiliate out of its or their own resources. For the twelve-month period ended December 31, 2020, such payments totaled $243,288, and any such payments in the future will vary according to a number of factors (including, for example, numbers of shareholder accounts serviced).

Revenue sharing also may include any other payment requirement of an insurance company. All such payments are paid by the Distributor, the Adviser or an affiliate of either out of its (or their) own resources and are in addition to any Rule 12b-1 payments described elsewhere in this Statement of Additional Information. Revenue sharing payments may be structured, among other means, (i) as a percentage of sales; (ii) as a percentage of net assets; (iii) as a flat fee per transaction; (iv) as a fixed dollar amount; or (v) as some combination of any of these. In many cases, they therefore may be viewed as encouraging sales activity or retention of assets in the Fund. Generally, any revenue sharing or other payments of the type just described will have been requested by the party receiving them, often as a condition of distribution, but are subject to negotiation as to their structure and scope. Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the insurance companies or their representatives, sales of Fund shares, the redemption rates on accounts of clients of the insurance companies or their representatives or overall asset levels of the Fund held for or by clients of the insurance companies or their representatives, the willingness of the insurance companies or their representatives to allow the Distributor, the Adviser or an affiliate to provide educational and training support for the insurance company’s or its representatives’ sales personnel relating to the Fund, as well as the overall quality of the services provided by the insurance companies or their representatives.

The Distributor, the Adviser and/or an affiliate of either also pays from its (or their) own resources for travel and other expenses, including lodging, entertainment and meals, incurred by insurance companies or their representatives related to diligence or informational meetings in which insurance company representatives meet with investment professionals employed by the Fund’s investment adviser, as well as for costs of organizing and holding such meetings. The Distributor, the Adviser and/or an affiliate also may make payments to or on behalf of insurance companies or their representatives for other types of events, including sales or training seminars, and may provide certain small gifts and/or entertainment as permitted by applicable rules. The Distributor, the Adviser or an affiliate also may pay fixed fees for the listing of the Fund on an insurance company’s or their representatives’ system. This compensation is not included in, and is made in addition to, the compensation described in the preceding paragraph.

Shareholders or prospective Variable Contract investors should be aware that revenue sharing arrangements or other payments to intermediaries could create incentives on the part of the parties receiving the payments to consider selling more shares of the Fund relative to mutual funds either not making payments of this nature or making smaller such payments. A shareholder or prospective Variable Contract investor with questions regarding revenue sharing or other such payments may obtain more details by contacting his or her insurance company representative or other financial intermediary directly.

COMPUTATION OF NET ASSET VALUE

The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. As of the date of this Statement of Additional Information, the Exchange is closed on the following days: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. The ongoing expenses of the Fund are treated as liabilities of the Fund for this purpose and therefore reduce the Fund’s net asset value. Such expenses may include (1) management and administrative fees and expense reimbursements paid to the Adviser, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) third-party custodian, administrator, transfer agency and middle- and back-office expenses, (6) share issuance costs, (7) organization and startup costs, (8) interest, taxes and brokerage commissions, (9) Rule 12b-1 distribution fees and shareholder servicing fees, (10) incremental transfer and shareholder servicing agent fees and expenses, (11) registration fees, (12) shareholder meeting expenses, and (13) non-recurring expenses, such as litigation costs.

A portfolio security (including an option or warrant), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close (last quoted sales price if an official closing price is not available) as of the local market close on the primary exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-the-counter market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of the NYSE (normally 4:00 p.m. Eastern Time), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. The Adviser’s Valuation Committee, at least annually, will review the pricing service’s inputs, methods, models and assumptions for its evaluated prices. Short term debt maturing in 60 days or less is valued at evaluated bid prices.

Commodities (such as physical metals) are valued at a calculated evaluated mean price, as provided by an independent price source as of the close of the NYSE.

Forward currency contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates at the time the NYSE closes, as provided by an independent pricing source.

The spot exchange rates, as provided by an independent price source as of the close of the NYSE are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which it is traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Fund uses pricing services to identify the market prices of publicly traded securities in the portfolio. When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or when market prices have been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees. Additionally, trading of foreign equity securities on most foreign markets is completed before the close in trading in U.S. markets. The Fund has implemented fair value pricing on a daily basis for all foreign equity securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. The fair value pricing utilizes factors provided by an independent pricing service. The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values, especially during periods of higher market price volatility. The Board and the Adviser believe relying on the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund than relying solely on reported market values.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are made public, as required by law, in the Fund’s annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the last day of the relevant period. (In addition, these reports are available upon request as described on the front cover of this Statement of Additional Information.) Also as required by law, the Fund’s portfolio holdings are reported to the SEC within 60 days after the end day of the Fund’s relevant first and third fiscal quarterly period.

When authorized by appropriate executive officers of the Fund, portfolio holdings information may be given more frequently than as just described to third-party Fund service providers, financial intermediaries, various mutual fund rating and ranking organizations and certain affiliated persons of the Fund. As of the date of this Statement of Additional Information, these persons are limited to the Distributor, the Fund’s custodian (JPMorgan Chase Bank, N.A.) (full portfolio daily, no lag) and internal and external accounting personnel (full portfolio daily, no lag), third party legal advisers, the Fund’s independent registered public accounting firm, various portfolio management and/or trading systems, execution management systems and settlement systems (Charles River Development, Global Trading Analytics LLC, Electra Information Systems, SS&C Advent, AcadiaSoft ProtoColl Collateral System, GTSS, FX Connect and Omgeo) (disclosure may vary but may sometimes include full portfolio daily, no lag), ISS Governance (full portfolio weekly, no lag) and other proxy voting agents, ACA Performance Services in connection to GIPS verification (disclosure may vary but include full portfolio at month-end, no lag) Toppan Merrill LLC, in connection with financial printing (full portfolio quarterly, approximately 30-day lag), portfolio analytics software provider FactSet Research Systems (full portfolio daily, no lag), Ernst & Young LLP, in connection with tax analysis (full portfolio monthly, no lag) and the following mutual fund rating/ranking organizations, whose further dissemination is subject to the subscription rules of these rating/ranking organizations: Morningstar (full portfolio month-end, 45-day lag), Lipper (full portfolio month-end, 45-day lag), Bloomberg (full portfolio daily, no lag), CDA Weisenberger/Thomson Financial (full portfolio month-end, 45-day lag), and MSCI (full portfolio daily, no lag). On occasion the Fund may disclose one or more individual holdings to pricing or valuation services (or to broker-dealers acting as market makers) for assistance in considering the valuation of the relevant holdings. The Fund’s regular pricing and fair valuation services are Refinitiv, ICE Data Services, Bloomberg L.P., IHS Markit, JPMorgan Pricing Direct, Inc (all such services have access to some or all of the portfolio daily, no lag). The Fund will also disclose information regarding portfolio transactions, but not portfolio holdings, to FIS Protegent PTA, a personal trading compliance system (daily, no lag) through portfolio transaction reports in which the Fund’s portfolio account is not identified. In addition, portfolio holdings information is provided to third-party institutional databases (full portfolio on a quarterly basis with 10-15 day lag), whose further dissemination is subject to the subscription rules of these databases.

Limited portfolio holdings information also may be released to other third parties. By way of example, portfolio holdings information concerning a security held by the Fund may be disclosed to the issuer of that security. Likewise, a trade in process or being contemplated may be discussed with counterparties, potential counterparties and others involved in the transaction.

In each of the cases described in the preceding paragraphs, the information provided is subject to limitations on use intended to prohibit the recipient from trading on or inappropriately further disseminating it. As part of the internal policies and procedures, conflicts between the interests of the investors and those parties receiving portfolio information will be considered. In addition to the Fund’s policies and procedures in this area, a number of Fund service providers maintain their own written procedures limiting use and further transmission of portfolio holdings information disclosed to them. Neither the Fund nor the Adviser (nor its affiliates) receives any compensation in connection with disclosure of information to these parties, and all such arrangements are pursuant to policies approved by the Board of Trustees, which has determined that they are appropriate and in the best interests of Fund shareholders. These Fund policies and procedures will be reviewed by the Trustees on an annual basis, for adequacy and effectiveness, in connection with the Fund’s compliance program under Rule 38a-1 under the Investment Company Act. Related issues will be brought to the attention of the Trustees on an as appropriate basis.

In addition, the Adviser manages other accounts such as separately managed accounts and other pooled investment vehicles that have the same or substantially similar investment objectives and strategies to those of the Fund, and therefore, the same or substantially similar portfolio holdings. The portfolio holdings of these accounts and/or funds are made available to certain parties on a more timely basis than Fund portfolio holdings are made publicly available as specified in this Statement of Additional Information. It is possible that any such recipient of these holdings could trade ahead of or against the Fund based on the information received.

The Fund or its affiliates may distribute non-specific information about the Fund and/or summary information about the Fund at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of the Fund’s holdings and portfolio attribution/contribution.

Additionally, the Adviser or its personnel from time to time may comment to the press, Fund Variable Contract holders, prospective investors, or contract holder or investor fiduciaries or agents (orally or in writing) on one or more of the Fund’s portfolio securities or may state that the Fund recently purchased or sold one or more securities. This commentary also may include such statistical information as industry, country or capitalization exposure, credit quality information, specialized financial characteristics (alpha, beta, maturity, Sharpe ratio, standard deviation, default rate, etc.), price comparisons to various measures, portfolio turnover and the like. No comments may be made, however, if likely to permit, in the sole judgment of the Adviser, inappropriate trading of Fund shares or of Fund portfolio securities.

HOW TO PURCHASE SHARES

The methods of buying and selling shares and the sales charges applicable to purchases of shares of the Fund are described in the prospectus of the participating insurance company.

DIVIDENDS AND DISTRIBUTIONS

It is the Fund’s policy to make yearly distributions of net investment income and net realized capital gains, if any. Unless an investor elects otherwise, ordinary income dividends and capital gain distributions will be reinvested in additional shares of the Fund at net asset value calculated as of the date immediately preceding the payment date. The Fund pays ordinary income dividends and capital gains distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the net asset value of the Fund will be reduced by the amount of the payment.

CONTRACTUAL ARRANGEMENTS

The Fund is party to contractual arrangements with various parties who provide services to the Fund, including the Adviser, the Distributor, the custodian, and the transfer agents, among others. Fund shareholders are not parties to, or intended (“third party”) beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual investor or group of investors any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund. Also, while the Prospectus and this Statement of Additional Information describe pertinent information about the Trust and the Fund, neither the Prospectus nor this Statement of Additional Information represents a contract between the Trust or the Fund and any shareholder or any other party.

TAX STATUS

This summary of the U.S. federal income tax status of the Fund is based on the U.S. federal income tax laws, Treasury regulations, rulings and decisions in effect or available on the date of this Statement of Additional Information. All of the foregoing are subject to change, which change may apply retroactively and could affect the continued validity of this summary.

Prospective purchasers of shares of the Fund should consult their own tax advisers as to the U.S. federal income tax consequences of the purchase, ownership and disposition of such shares, including the possible application of state, local, non-U.S. or other tax laws.

The Fund has elected and intends to qualify annually as a “regulated investment company” (a “RIC”) under Subchapter M of the Code and the Treasury regulations promulgated thereunder. In order to qualify as a RIC for a taxable year, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, net income derived from interests in qualified publicly traded partnerships (“QPTP”), gains from the sale or other disposition of stock, securities or foreign currencies or other income (such as gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities, with such other securities of any one issuer qualifying only if the Fund’s investment is limited to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the voting securities of such issuer, and

(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs) or of two or more issuers which the Fund controls and which are determined, under Treasury regulations, to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more QPTPs; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends and interest net of expenses and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its tax-exempt interest income (net of certain costs allocable to such income) for the year.

The Fund may invest in certain assets, such as gold bullion, that do not constitute “securities” for purposes of the RIC qualification tests referred to in the previous paragraph and other assets, including various derivative and structured investment products, the status of which as “securities” for such purposes may not be fully settled. Subject to the savings provision described below, if a sufficient portion of the Fund’s assets is not stock or securities or if a sufficient portion of the Fund’s gross income is not derived from, or with respect to the business of investing in, stock or securities for any taxable year, the Fund may fail to qualify as a RIC for such taxable year. In addition, any foreign currency transactions that are not directly related to the Fund’s investments in securities (possibly including, but not limited to, speculative currency positions or currency derivatives not used for hedging purposes) could, under future administrative guidance issued by the IRS, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

If the Fund were otherwise to fail to satisfy the gross income test for a taxable year, it would nevertheless be considered to satisfy such test if its failure to satisfy the gross income test were due to reasonable cause and not willful neglect and if it were to satisfy certain procedural requirements. The Fund would be subject to an excise tax if it were to rely on this savings provision in order to meet the gross income test.

In addition, if the Fund were otherwise to fail to satisfy the asset diversification test for a taxable year, it would nevertheless be considered to satisfy such test if either (a) the failure to satisfy the asset test were de minimis and the Fund were to satisfy the asset test within a prescribed time period or (b) the Fund’s failure to satisfy the asset diversification test were due to reasonable cause and not willful neglect, the Fund were to satisfy the test within a prescribed time period and the Fund were to satisfy certain procedural requirements. The Fund’s failure to satisfy the asset diversification test would be considered de minimis if it were due to the Fund’s ownership of assets the total value of which did not exceed the lesser of $10 million and 1 percent of the total value of the Fund’s assets at the end of the fiscal quarter in which the test was being applied. The Fund would be subject to an excise tax if it were to rely on the savings provision described in (b) of this paragraph in order to meet the asset diversification test.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders (the separate accounts). The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Generally, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% excise tax. The Fund will not be subject to the 4% excise tax if it fails to distribute at least 98% of its ordinary income (or at least 98.2% of its net capital gains) in accordance with certain calendar year requirements if, at all times during any calendar year: (i) all of the Fund’s shareholders (other than for organizational shares) are either pension trusts described in section 401(a) of the Code and exempt from U.S. federal income tax under section 501(a) of the Code or segregated asset accounts of life insurance companies held in connection with variable contracts, as defined in section 817(d) of the Code and (ii) any shares attributable to an investment in the Fund made in connection with the organization of the Fund do not exceed $250,000. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as a corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, incur substantial taxes on such unrealized gains, and make certain substantial distributions. Furthermore, failure to qualify as a regulated investment company may cause the Variable Contracts to fail the diversification standards under section 817(h) of the Code as discussed below.

Aside from the requirements attendant to the Fund’s qualification as a regulated investment company discussed above, section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts and variable life insurance policies. The Code provides that a variable annuity contract and a variable life insurance policy shall not be treated, respectively, as an annuity contract or life insurance policy for any period for which the investments are not, in accordance with Treasury regulations, adequately diversified. Disqualification of the contract or policy as an annuity contract or life insurance policy would result in the immediate imposition of U.S. federal income tax on the owners of such variable annuity contract and variable life insurance policy, respectively, with respect to earnings allocable to the contract or policy (including accumulated earnings), and the U.S. federal income tax liability would generally arise prior to the receipt of payments under the contracts. Section 817(h)(2) of the Code is a safe harbor rule which provides that a variable annuity contract or a variable life insurance policy satisfies the diversification requirements if, as of the close of each quarter of a taxable year, the underlying assets of such contract or policy meet the diversification standards for a regulated investment company, and no more than 55% of such contract’s or policy’s total underlying assets consist of cash, cash items, U.S. government securities, and securities of other regulated investment companies. The Treasury Department has issued Treasury regulations (specifically section 1.817-5 of the Treasury regulations — the “Regulations”) that establish diversification requirements for the investment portfolios underlying variable insurance contracts. The Regulations amplify the diversification requirements for variable annuity contracts and variable life insurance policies set forth in section 817(h) of the Code, and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of total assets is represented by any one investment; (2) no more than 70% of such value is represented by any two investments; (3) no more than 80% of such value is represented by any three investments; and (4) no more than 90% of such value is represented by any four investments. For purposes of the Regulations, all securities of the same issuer are treated as a single investment, but each U.S. government agency and instrumentality is treated as a separate issuer. The Regulations provide that, in the case of a regulated investment company whose shares are available to the public only through variable insurance contracts (such as the Fund) which meet certain other requirements, the diversification tests are applied by reference to the underlying assets owned by the regulated investment company (i.e., on a “look-through” basis) rather than by reference to the shares of the regulated investment company owned under the annuity contract. The Fund intends to meet the requirements for application of the diversification tests on a look-through basis.

The Treasury Department has indicated in published statements that it will issue Treasury regulations or rulings addressing the circumstances in which a variable contract owner’s control of the investments of a separate account may cause such contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities will be included currently in the contract owner’s gross income. It is not known at the present time what standards will be set forth in such Treasury regulations or rulings.

In the event that such rules or Treasury regulations were adopted, there can be no assurance that the Fund will be able to operate as currently described in the Prospectus, or that the Fund will not have to change its investment objective or investment policies. Furthermore, the Fund would still be required to comply with the diversification requirements set forth in section 817(h) and the Regulations. However, it is possible that in order to comply with the aforementioned diversification requirements, less desirable investment decisions may be made which could affect the investment performance of the Fund.

The Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the United States. Such taxes would reduce the yield on the Fund’s investments. Tax treaties between certain countries and the United States may reduce or eliminate such withholding taxes. Although under certain circumstances the Fund would be able to treat such foreign withholding taxes as paid by its shareholders, variable annuity contracts and variable life insurance policies cannot claim the benefit of the foreign tax credit from foreign withholding taxes paid on foreign securities held by the Fund.

Under legislation commonly known as “FATCA” (the Foreign Account Tax Compliance Act) and applicable “intergovernmental agreements” entered into thereunder, ordinary dividends paid by the Fund to “foreign financial institutions” and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements are satisfied. In general, no such withholding will occur with respect to a U.S. person that timely provides the Fund with a valid IRS Form W-9. Shareholders should consult their own tax advisers as to the applicability and consequences of this new legislation to them.

Dividends paid by the Fund may be included in the insurance company’s gross income. The tax treatment of these dividends depends on the insurance company’s tax status.

Information on European Union Tax Reclaims

The Fund has filed claims pursuant to Article 63 of the Treaty on the Functioning of the European Union (Article 63 EU Tax Reclaims) to recover foreign withholding taxes on dividend and interest income received from issuers in certain countries and capital gains on the disposition of stocks or securities where such withholding tax reclaim is possible. Whether or when the Fund will receive a withholding tax refund is within the control of the tax authorities in such countries and European courts. Any additional amounts to which the Fund may be entitled, if and when recorded, likely would result in an increase in the net asset value per share of the Fund at that time, net of any tax liability of the Fund as a result of the Article 63 EU Tax Reclaims amount. Article 63 EU Tax Reclaims amounts received by the Fund will be treated as income and may increase distributions to shareholders (the separate accounts).

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities, futures and options on securities, on indices and on futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect those transactions and the negotiations of brokerage commissions, if any. Broker-dealers and futures commission merchants may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities or futures positions upon the exercise of options. Orders may be directed to any broker or futures commission merchant to the extent and in the manner permitted by applicable law.

Substantially all brokers through whom the Adviser executes orders provide proprietary research on general economic trends or particular companies. While not currently utilized, selected brokers may provide third-party research and brokerage services, that is, services obtained by the broker from a third party that the broker then provides to the Adviser. The Adviser may obtain quote and other market data information in this manner. Certain brokers may also invite investment personnel of the Adviser to attend investment conferences sponsored by such brokers.

Brokerage commissions generally are negotiated in the case of U.S. securities transactions, but in the case of foreign securities transactions may be fixed and may be higher than prevailing U.S. rates. Commission rates are established pursuant to negotiations with the executing parties based on the quantity and quality of the execution services.

The Adviser may utilize certain electronic communication networks (“ECNs”) in executing transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased.

In addition, services may be acquired or received either directly from executing broker-dealers, or indirectly through other broker-dealers in step-out transactions or similar arrangements. A “step-out” is an arrangement by which an investment manager executes a trade through one broker-dealer, but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear, settle, and receive commissions for, the stepped-out portion.

Equity securities traded in over-the-counter markets, bonds, including convertible bonds, and loans are generally traded on a ‘net’ basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriters, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities or futures, the Adviser seeks to obtain best execution or the most favorable execution under the circumstances. Within the framework of this policy, the Adviser will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Adviser or the Adviser’s other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. In general, research and brokerage services obtained from brokers are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts.

Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be smaller or larger than the Fund’s, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Adviser in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the executing party in the light of generally prevailing rates. In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers in order to secure the research and investment services described above (sometimes referred to as “soft dollar” arrangements), subject to review by the Board of Trustees from time to time as to the extent and continuation of this practice. The Adviser will voluntarily credit back to the Fund the portion of such commissions paid by the Fund allocable to the provision of research services as described below. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

Independent third-party research is a component of the Fund’s investment selection process and is either paid for directly by the Adviser (referred to as “hard dollar” arrangements) or obtained utilizing “soft dollars” through a commission sharing arrangement (“CSA”). The Adviser may enter into CSAs under which the Adviser may execute transactions through, and obtain research from, a broker-dealer. Under a CSA, the Adviser may request that the broker-dealer allocate a portion of the commissions to another firm that provides research to the Adviser. To the extent that the Adviser engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollar arrangements may exist.

In purchasing and selling debt instruments, the Adviser ordinarily places transactions with a broker-dealer acting as principal for the instruments on a net basis, with no brokerage commission being paid by the client (although the price usually includes undisclosed compensation) and may involve the designation of selling concessions. Debt instruments may also be purchased from underwriters at prices which include underwriting fees. Any transactions placed through broker-dealers as principals reflect the spread between the bid and ask prices.

The Fund may from time to time sell or purchase securities to or from companies or persons who are considered to be affiliated with the Fund solely because they are investment advisory clients of the Adviser or an affiliate. No consideration other than cash payment against prompt delivery at the then current market price of the securities will be paid to any person involved in those transactions. Additionally, all such transactions will be consistent with procedures adopted by the Board of Trustees.

For the years ended December 31, 2020, 2019 and 2018, the Fund paid a total of $49,377, $41,780 and $51,460, respectively, in brokerage commissions, with respect to portfolio transactions aggregating $100,098,630, $95,206,807 and $99,209,052, respectively. For the same periods, there were no such brokerage commissions with respect to portfolio transactions placed with broker-dealers considered to be related parties of the Adviser. Of the total brokerage commissions paid during the fiscal year ended December 31, 2020, no amounts were paid to firms which provided research, statistical or other services. The Fund has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

The Adviser pays, to the extent possible, in “hard dollars” out of its own resources for external research received by the Adviser, thereby limiting its use of soft dollars. Where the Adviser is not able to pay directly for external research, it continues to use soft dollars paid by the Fund to pay for such research. To the extent the Fund pays commissions that include a research component, the Adviser compensates the Fund for any amounts identified in the CSAs as payments for research in the form of a voluntary reimbursement to the Fund. The payment of hard dollars by the Adviser, combined with the reimbursement of amounts identified as payments for research, results in overall lower trading costs to the Fund’s shareholders relative to prior practices. Any such reimbursement is not considered to be related to a loan or advancement to the Adviser. This is because the payment for research by the Adviser in these circumstances is purely voluntary.

FUND SHARES

The shares of beneficial interest of the Trust currently are designated as shares of the Fund. All shares issued and outstanding are fully paid and non-assessable and are redeemable at net asset value at the option of shareholders. Shares have no preemptive or conversion rights and are freely transferable. The Board of Trustees is authorized to classify, reclassify and issue any unissued shares of the Trust without shareholder approval. Accordingly, in the future, the Trustees may create additional series of shares (or classes) with different investment objectives, policies or restrictions. Any issuance of shares of another series or class would be governed by the Investment Company Act and Delaware law.

Pursuant to its By-Laws, the Trust does not generally hold annual meetings of shareholders. Shareholder meetings, however, will be held when required by the Investment Company Act or Delaware law, or when called by the Chairman of the Board, the President or shareholders owning at least 10% of the outstanding shares of the Fund. The cost of any such notice and meeting will be borne by the Fund.

Each share of the Fund is entitled to one vote for each dollar of net asset value and a proportionate fraction of a vote for each fraction of a dollar of net asset value, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for Variable Contracts. Generally, shares of each series vote together on any matter submitted to shareholders, except when otherwise required by the Investment Company Act, or (if shares of more than one series are outstanding) when a matter affects the interests of each series in a different way, in which case the shareholders of each series vote separately by class. If the Trustees determine that a matter does not affect the interests of a particular series, then the shareholders of that series will not be entitled to vote on that matter. An insurance company issuing a Variable Contract invested in shares of the Fund (or any other series issued in the future) will request voting instructions from Variable Contract owners and will vote shares in proportion to the voting instructions received.

The Fund may suspend redemption privileges or postpone the date of payment for any period during which: (1) the NYSE is closed for other than customary weekend and holiday closings or the SEC determines that trading on the NYSE is restricted; (2) an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (3) for such other periods as the SEC may permit.

CUSTODY OF PORTFOLIO

The Trust’s custodian and foreign custody manager for the Fund’s assets is JPMorgan Chase Bank, N.A., 4 Chase Metrotech Center, Floor 16, Brooklyn, New York, 11245.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017-6204 serves as the Trust’s independent registered public accountant. PwC audits the Fund’s financial statements and renders its report thereon, which is included in the Annual Report to Shareholders.

FINANCIAL STATEMENTS

The Fund’s financial statements and notes thereto appearing in its Annual Report to Shareholders for the fiscal year ended December 31, 2020, and the report of PwC, are incorporated by reference in this Statement of Additional Information. The Fund will furnish, without charge, a copy of the Annual Report to Shareholders on request. All such requests should be directed to the First Eagle Variable Funds, at 1345 Avenue of the Americas, New York, NY 10105.

APPENDIX

RATINGS OF INVESTMENT SECURITIES

The rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Trust’s investment adviser believes that the quality of debt instruments in which the Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”).

Moody’s Ratings.

Aaa—Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa—Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds rated Ca represent obligations which are speculative to a high degree. Such bonds are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds, and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

1, 2, or 3.

Numerical modifiers 1, 2, 3 to each Moody’s rating category from Aa through Caa to show standing within the rating category.

A-1

S&P Ratings.

AAA—Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA—Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only to a small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in higher-rated categories.

BB—B—CCC—CC—Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C—A C rating is assigned to bonds that are currently highly vulnerable to nonpayment, have payment arrearages allowed by the terms of the documents, or bonds of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. The C rating may be assigned to bonds on which cash payments have been suspended in accordance with relevant terms of the instrument.

D—Bonds rated D are in payment default. The D rating category is used when payments on a bond are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a bond are jeopardized.

Plus (+) or minus (-).

The S&P letter ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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FIRST EAGLE VARIABLE FUNDS
PART C

OTHER INFORMATION

Item 28. Exhibits

EXHIBIT
(a)	—	Agreement and Declaration of Trust of the Registrant.
(b)	—	By-Laws of the Registrant.
(c)	—	Not Applicable.
(d)	—	Investment Advisory Contract between the Registrant and First Eagle Investment Management, LLC (“FEIM”).
(e)(1)	—	Distribution Agreement between the Registrant and FEF Distributors.
(e)(2)	—	Form of 12b-1 Servicing Agreement Between SGCS and A Life Insurance Company.
(f)	—	Not applicable.
(g)(1)	—	Global Custody Agreement between the Registrant and JPMorgan Chase Bank, N.A.
(g)(2)	—	Joinder and Amendment to Global Custody Agreement between the Registrant and JPMorgan Chase Bank, N.A.
(g)(3)	—	Transfer Agency and Registrar Agreement between the Registrant and DST Systems, Inc.
(g)(4)	—	Amendment to Transfer Agency Agreement between the Registrant and DST Systems, Inc.
(h)(1)	—	Form of Participation Agreement among the Registrant, A Life Insurance Company and ASB Securities.
(h)(2)	—	Fund Services Agreement between the Registrant and JPMorgan Chase Bank, N.A.
(h)(3)	—	Amended and Restated Fund Services Agreement between the Registrants and JPMorgan Chase Bank, N.A.
(i)	—	Legal Opinion of Richards, Layton & Finger, P.A. dated April 15, 2010.
(j)(1)	—	Consent of PricewaterhouseCoopers LLP. Filed herewith.
(j)(2)	—	Shearman & Sterling LLP Opinion with respect to Reorganization.
(k)	—	Not applicable.
(l)	—	Investment Representation Letter of SGAM Corp.
(m)	—	Rule 12b-1 Distribution Service Plan and Agreement between the Registrant and FEF Distributors.
(n)	—	Not applicable.
(o)	—	Not applicable.
(p)	—	Code of Ethics.
(q)(1)	—	Powers of Attorney of Lisa Anderson, John P. Arnhold, Candace K. Beinecke, Jean D. Hamilton, James E. Jordan, William M. Kelly and Paul J. Lawler.

(q)(2)	—	Power of Attorney of Peter W. Davidson.

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Item 29. Persons Controlled by or Under Common Control with Registrant

None.

Item 30. Indemnification

Reference is made to the provisions of Article Three, Section Seven and Article Seven, Section Two of Registrant’s Agreement and Declaration of Trust, which document is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 811-09092) filed on April 15, 2004, together with the entirety of Article Six of Registrant’s Amended and Restated By-Laws, which document is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 811-09092) filed on April 15, 2019.

The general effect of these provisions, and related statutory indemnification benefits as may be available under Delaware or other applicable state or federal laws, is to protect trustees, officers, employees and agents of Registrant against legal liability and expenses incurred by reason of their service to Registrant. In accord with the foregoing, Registrant shall indemnify its trustees, officers, employees and agents against judgments, fines, penalties, settlements and expenses to the fullest extent authorized, and in the manner permitted, by applicable state and federal law.

In addition, the Registrant will maintain a trustees’ and officers’ errors and omissions liability insurance policy protecting directors and officers against liability for claims made by reason of any acts, errors or omissions committed in their capacity as trustees or officers. The policy will contain certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 31. Business and Other Connections of Investment Adviser

First Eagle Investment Management, LLC is the Registrant’s investment adviser. Its primary office is located at 1345 Avenue of the Americas, New York, New York, 10105. In addition to the Registrant, First Eagle Investment Management, LLC acts as investment adviser to First Eagle Funds, and to certain investment vehicles and accounts not subject to registration with the Securities and Exchange Commission.

First Eagle Investment Management, LLC is a subsidiary of First Eagle Holdings, Inc. (“First Eagle Holdings”), a privately-owned holding company organized under the laws of the State of Delaware, which has a substantial amount of assets under management in the form of individual accounts, and, through the Adviser, Fund accounts. In connection with another subsidiary, FEF Distributors, LLC, a registered broker-dealer, the principal underwriter to the Registrant, First Eagle Holdings is substantially involved in the distribution of mutual fund shares. The business and other connections of the Adviser’s officers are as follows:

Name	Position with the Adviser	Business and Other Connections

Mehdi Mahmud	President and Chief Executive Officer	Trustee and President, First Eagle Funds and First Variable Funds; Director, First Eagle Amundi; Chief Executive Officer, First Eagle Alternative Credit, LLC; Trustee and President, First Eagle Credit Opportunities Fund; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC; prior to 2012, Vice Chairman and Chief Operating Officer, Jennison Associates LLC

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Name	Position with the Adviser	Business and Other Connections

David O’Connor	General Counsel and Senior Vice President	General Counsel, First Eagle Funds and First Eagle Variable Funds; General Counsel, First Eagle Credit Opportunities Fund; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel, FEF Distributors, LLC; Director, First Eagle Amundi; Director, First Eagle Investment Management, Ltd; Senior Vice President and Chief Legal Officer, First Eagle Alternative Credit, LLC; prior to January 2017, Investment Management Consultant; prior to June 2015, Executive Vice President Strategic Investment Initiatives and General Counsel, Delaware Investments

Robert Bruno	Senior Vice President	President, FEF Distributors, LLC; Senior Vice President, First Eagle Funds and First Eagle Variable Funds; Senior Vice President, First Eagle Credit Opportunities Fund

Brian Margulies	Chief Financial Officer	Senior Vice President, First Eagle Alternative Credit, LLC; prior to January 2020, Chief Financial Officer, Goldman Sachs’s investment management division

Albert Pisano	Chief Compliance Officer, Senior Vice President	Chief Compliance Officer, First Eagle Funds and First Eagle Variable Funds; Chief Compliance Officer, First Eagle Credit Opportunities Fund; prior to June 30, 2014, Director and Chief Compliance Officer of Allianz Global Investors Fund Management LLC, and also served as Deputy Chief Compliance Officer for Allianz Global Investors U.S. LLC

Item 32. Principal Underwriters

(a)	FEF Distributors, LLC is the Registrant’s distributor (the “Distributor’’). It also serves as principal underwriter for First Eagle Funds.

(b)	The positions and offices of the Distributor’s directors and officers who serve the Registrant are as follows:

Name and Business Address*	Position and Offices with Underwriter	Position and Offices with Registrant
Robert Bruno	President	Senior Vice President

David O’Connor	Secretary	General Counsel

Modestino Carullo	Chief Compliance Officer	AML Officer

Michael Luzzatto	Vice President	Vice President

*	The address of each person named above is 1345 Avenue of the Americas, New York, New York 10105.

(c)	The Registrant has no principal underwriter which is not an affiliated person of the Registrant.

Item 33. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, 1345 Avenue of the Americas, New York, NY 10105 with the exception of certain accounts, books and other documents which are kept by the Registrant’s custodian,

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JPMorgan Chase Bank, N.A., 4 Chase Metrotech Center, Floor 16, Brooklyn, New York 11245 and registrar and shareholder servicing agent, DST Systems, Inc., P.O. Box 419324, Kansas City, Missouri 64141-6324.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director, if requested to do so by the holders of at least 10% of the Fund’s outstanding shares, and that it will assist communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, as of the 16th day of April, 2021.

FIRST EAGLE VARIABLE FUNDS

By:	/s/ Mehdi Mahmud
Mehdi Mahmud, President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Lisa Anderson*	Trustee	April 16, 2021
(Lisa Anderson)

/s/ John P. Arnhold*	Trustee	April 16, 2021
(John P. Arnhold)

/s/ Candace K. Beinecke*	Trustee	April 16, 2021
(Candace K. Beinecke)

/s/ Peter W. Davidson*	Trustee	April 16, 2021
(Peter W. Davidson)

/s/ Jean D. Hamilton*	Trustee	April 16, 2021
(Jean D. Hamilton)

/s/ James E. Jordan*	Trustee	April 16, 2021
(James E. Jordan)

/s/ William M. Kelly*	Trustee	April 16, 2021
(William M. Kelly)

/s/ Paul J. Lawler*	Trustee	April 16, 2021
(Paul J. Lawler)

/s/ Mehdi Mahmud	Trustee	April 16, 2021
(Mehdi Mahmud)

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Signature	Capacity	Date

/s/ Joseph Malone*	Chief Financial Officer (Principal Financial Officer)	April 16, 2021
(Joseph Malone)

*By:	/s/ Sheelyn Michael	April 16, 2021
Sheelyn Michael Power-of-Attorney

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EXHIBIT INDEX

(j)(1)	Consent of PricewaterhouseCoopers LLP.

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